As filed with the Securities and Exchange Commission on February 2, 1998


                                        Securities Act Registration No. 2-74139
                               Investment Company Act Registration No. 811-3264
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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                               ----------------
                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /
                             PRE-EFFECTIVE AMENDMENT NO.                     / /

                          POST-EFFECTIVE AMENDMENT NO. 27                    /X/

                                     AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       / /


                                AMENDMENT NO. 28                             /X/
                        (Check appropriate box or boxes)

                                ----------------

                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
                Exact name of registrant as specified in charter)
            (Formerly, Prudential-Bache Government Securities Trust)



                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                       DATE OF THE REGISTRATION STATEMENT.
                                ----------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a) (1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485
    If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment




Title of Securities Being Registered........................Shares of Beneficial
                                             Interest (Par Value $.01 per share)

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                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)



                                                                              LOCATION
                                N-1A ITEM NO.                                 ---------------------------------------
PART A
Item  1.    Cover Page ....................................................   Cover Page
Item  2.    Synopsis ......................................................   Trust Expenses; Trust Highlights
Item  3.    Condensed Financial Information ...............................   Trust Expenses; Financial Highlights;
                                                                              Calculation of Yield; How the Trust
                                                                              Calculates Performance (Short-
                                                                              Intermediate Series)
Item  4.    General Description of Registrant .............................   Cover Page; Trust Highlights; How the
                                                                              Trust Invests; General Information
Item  5.    Management of Fund ............................................   Financial Highlights; How the Trust is
                                                                              Managed
Item  5A.   Management's Discussion of Fund Performance ...................   Not Applicable
Item  6.    Capital Stock and Other Securities ............................   Taxes, Dividends and Distributions;
                                                                              General Information; Shareholder
                                                                              Guide
Item  7.    Purchase of Securities Being Offered ..........................   Shareholder Guide; How the Trust
                                                                              Values Its Shares; How the Trust is
                                                                              Managed
Item  8.    Redemption or Repurchase ......................................   Shareholder Guide; How the Trust
                                                                              Values its Shares
Item  9.    Pending Legal Proceedings .....................................   Not Applicable
PART B
Item 10.    Cover Page ....................................................   Cover Page
Item 11.    Table of Contents .............................................   Table of Contents
Item 12.    General Information and History ...............................   General Information
Item 13.    Investment Objectives and Policies ............................   Investment Objective(s) and Policies;
                                                                              Investment Restrictions
Item 14.    Management of the Fund ........................................   Trustees and Officers; Manager;
                                                                              Distributor
Item 15.    Control Persons and Principal Holders of Securities ...........   Not Applicable
Item 16.    Investment Advisory and Other Services ........................   Manager; Distributor; Custodian and
                                                                              Transfer and Dividend Disbursing
                                                                              Agent and Independent Accountants
Item 17.    Brokerage Allocation and Other Practices ......................   Portfolio Transactions and Brokerage
Item 18.    Capital Stock and Other Securities ............................   Not Applicable
Item 19.    Purchase, Redemption and Pricing of Securities Being Offered ..   Shareholder Investment Account; Net
                                                                              Asset Value
Item 20.    Tax Status ....................................................   Taxes
Item 21.    Underwriters ..................................................   Distributor
Item 22.    Calculation of Performance Data .. ............................   Performance Information
Item 23.    Financial Statements ..........................................   Financial Statements

PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Government Securities Trust
(MONEY MARKET SERIES)
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PROSPECTUS DATED JANUARY 30, 1998

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Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.

The investment objectives of the Money Market Series (the Series) are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests - Investment Objectives and Policies."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE TRUST VALUES ITS SHARES."


The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

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This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission (SEC) in a Statement of Additional Information, dated January 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional material incorporated by reference, and other information regarding the Trust.


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INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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                               TRUST HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL GOVERNMENT SECURITIES TRUST?
     Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the Money Market Series is offered through this Prospectus.



WHAT ARE THE SERIES' INVESTMENT OBJECTIVES?
     The Series' investment objectives are to obtain high current income, preservation of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term money-market instruments issued or guaranteed by the United States Government or its agencies or instrumentalities. There can be no assurance that the Series' investment objectives will be achieved. See "How the Trust Invests - Investment Objectives and Policies" at page 7.



WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in its portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Trust Values its Shares" at page 11. As with an investment in any Mutual Fund, an investment in this Series can decrease in value and you can lose money.




WHO MANAGES THE TRUST?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of
 .40 of 1% of the Series' average daily net assets up to $1 billion, .375 of 1% of the Series' average daily net assets between $1 billion and $1.5 billion and
 .35 of 1% in excess of $1.5 billion. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PIFM. See "How the Trust is Managed-Manager" at page 9.

WHO DISTRIBUTES THE SERIES' SHARES?

     Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' shares. The Distributor is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Series' Class A shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed or paid for by the Trust. See "How the Trust is Managed-Distributor" at page 10.




WHAT IS THE MINIMUM INVESTMENT
     The minimum initial investment for Class A shares is $1,000. The subsequent minimum investment for Class A shares is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 14 and "Shareholder Guide-Shareholder Services" at page 21.


HOW DO I PURCHASE SHARES?

     You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares are offered to a limited group of investors at NAV without any sales charge or contingent deferred sales charge. See "How the Trust Values its Shares" at page 11 and "Shareholder Guide-How to Buy Shares of the Trust" at page 14.




HOW DO I SELL MY SHARES?

     You may redeem your shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 17. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.




HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?
     The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                      TRUST EXPENSES-MONEY MARKET SERIES



                                                             CLASS A SHARES     CLASS Z SHARES
SHAREHOLDER TRANSACTION EXPENSES                            ----------------   ---------------
  Maximum Sales Load Imposed on Purchases ...................    None               None
  Maximum Sales Load Imposed on Reinvested Dividends ........    None               None
  Maximum Deferred Sales Load ...............................    None               None
  Redemption Fees ...........................................    None               None
  Exchange Fees .............................................    None               None
ANNUAL SERIES OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees ...........................................    0.400%            0.400%
  12b-1 Fees ................................................    0.125%             None
  Other Expenses ............................................    0.245%            0.240%
                                                                 =====              =====
  Total Series Operating Expenses ...........................    0.770%            0.640%
                                                                 =====              =====




                      EXAMPLE                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      -------                         --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return, and (2)
redemption at the end of each time period:
 Class A .........................................       $8         $25         $43         $95
 Class Z .........................................       $7         $20         $36         $80



     The above example is based on data for the Series' fiscal year ended November 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the periods indicated) (Class A Shares)



     The following financial highlights, with respect to the five-year period ended November 30, 1997, for the Series' Class A shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."




                                                              MONEY MARKET SERIES-CLASS A SHARES
                                               ----------------------------------------------------------------
                                                                   YEAR ENDED NOVEMBER 30,
                                               ----------------------------------------------------------------
                                                  1997       1996(a)        1995         1994         1993
                                               ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year   .........  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                --------     ========     ========     ========     ========
Net investment income ........................      0.48         .046         .052         .033         .026
                                                ========     ========     ========     ========     ========
Dividends from net investment income .........     (0.48)       (.046)       (.052)       (.033)       (.026)
                                                ========     ========     ========     ========     ========
Net asset value, end of year   ...............  $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                ========     ========     ========     ========     ========
TOTAL RETURN(B) ..............................     4.87%        4.74%        5.20%        3.29%        2.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)  ...............  $591,428     $552,123     $598,194     $637,343     $919,503
Average net assets (000) .....................  $586,513     $589,147     $597,599     $732,867     $950,988
Ratio to average net assets:
 Expenses, including distribution fees  ......      .77%         .86%         .78%         .77%         .72%
 Expenses, excluding distribution fees  ......      .64%         .73%         .65%         .64%         .59%
Net investment income ........................     4.77%        4.63%        5.15%        3.19%        2.56%



                                                   1992           1991           1990          1989       1988(a)
                                               -------------- -------------- -------------- ------------ -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year   .........  $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
                                                ==========     ==========     ==========     ========     ========
Net investment income ........................        .035           .058           .076         .084         .067
                                                ==========     ==========     ==========     ========     ========
Dividends from net investment income .........       (.035)         (.058)         (.076)       (.084)       (.067)
                                                ==========     ==========     ==========     ========     ========
Net asset value, end of year   ...............  $    1.000     $    1.000     $    1.000     $  1.000     $  1.000
                                                ==========     ==========     ==========     ========     ========
TOTAL RETURN(B) ..............................       3.57%          5.96%          7.83%        8.77%        6.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)  ...............  $1,026,187     $1,212,836     $1,355,058     $667,571     $470,727
Average net assets (000) .....................  $1,113,759     $1,255,014     $  857,385     $528,820     $480,598
Ratio to average net assets:
 Expenses, including distribution fees  ......        .72%           .65%           .66%         .68%         .65%
 Expenses, excluding distribution fees  ......        .60%           .53%           .53%         .56%         .52%
Net investment income ........................       3.42%          5.78%          7.52%        8.30%        6.69%


------------

(a) On August 9, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Trust. In September 1996, Prudential Investments Fund Management LLC (PIFM) succeeded Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM. See "Manager" in the Statement of Additional Information.


(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout the indicated
                            period) (Class Z Shares)


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."




                      MONEY MARKET SERIES-CLASS Z SHARES
                      ----------------------------------
                                                               MARCH 1,
                                                               1996(A)
                                              YEAR END         THROUGH
                                            NOVEMBER 30,     NOVEMBER 30,
                                                1997             1996
                                            ==============   =================
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......   $  1.000          $   1.000
                                                                ---------
Net investment income .....................       .048               .038
Dividends from net investment income ......      (.048)             (.038)
                                              --------          ---------
Net asset value, end of period ............   $  1.000          $   1.000
                                              ========          =========
TOTAL RETURN (c) ..........................       5.03%              3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........   $    581          $     204(d)
Average net assets (000) ..................   $    672          $   1,962
Ratio of average net assets:
 Expenses .................................        .64%               .68%(b)
 Net investment income ....................       4.92               4.68%(b)


------------

(a) Commencement of offering of Class Z shares. In September 1996, PIFM succeeded Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM. See "Manager" in the Statement of Additional Information.

(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Figure is actual and not rounded to nearest thousand.

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                              CALCULATION OF YIELD







     THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The Series also calculates its effective annual yield assuming weekly compounding. The following are examples of the yield calculations as of November 30, 1997 for Class A and Class Z shares of the Series:




     CLASS A SHARES
     --------------
     Value of hypothetical account at end of period  ............   $1.000944023
     Value of hypothetical account at beginning of period  ......    1.000000000
                                                                    ------------
     Base period return   .......................................   $0.000944023
                                                                    ============
     CURRENT YIELD (.000944023 x (365/7))   .....................       4.92%
     EFFECTIVE ANNUAL YIELD, assuming weekly compounding   ......       5.05%

    CLASS Z SHARES
    --------------
     Value of hypothetical account at end of period  ............   $1.000968170
     Value of hypothetical account at beginning of period  ......    1.000000000
                                                                    ------------
     Base period return   .......................................   $0.000968170
                                                                    ============
     CURRENT YIELD (.000968170 x (365/7))   .....................       5.05%
     EFFECTIVE ANNUAL YIELD, assuming weekly compounding   ......       5.18%


     THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND IS NOT NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.


     The weighted average life to maturity of the portfolio of the Series on November 30, 1997 was 69 days.


     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Trust's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, and market indices.




                             HOW THE TRUST INVESTS


INVESTMENT OBJECTIVES AND POLICIES

     THE INVESTMENT OBJECTIVES OF THE SERIES ARE TO OBTAIN HIGH CURRENT INCOME, PRESERVE CAPITAL AND MAINTAIN LIQUIDITY. THERE CAN BE NO ASSURANCE THAT THE SERIES' OBJECTIVES WILL BE ACHIEVED.

     THE SERIES' INVESTMENT OBJECTIVES ARE FUNDAMENTAL POLICIES, AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE MONEY MARKET SERIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

     THE SERIES WILL INVEST AT LEAST 80% OF ITS TOTAL ASSETS IN UNITED STATES GOVERNMENT SECURITIES. These securities may include securities issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government including repurchase agreements with respect to such securities. The Series may also invest in fully insured certificates of deposit issued by banks or savings and loan associations subject to certain restrictions and obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the United States, and there is no assurance these commitments will be undertaken or met in the future. See "Investment Restrictions" in the Statement of Additional Information.

     THE SERIES MAY ALSO PURCHASE INSTRUMENTS OF THE TYPES DESCRIBED ABOVE TOGETHER WITH THE RIGHT TO RESELL THE INSTRUMENTS AT AN AGREED-UPON PRICE OR YIELD WITHIN A SPECIFIED PERIOD PRIOR TO THE MATURITY DATE OF THE INSTRUMENT, COMMONLY KNOWN AS A PUT. The aggregate price that the Series pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. A put may also include the right to demand repayment of interest and principal. See "Investment Objectives and Policies-Liquidity Puts" in the Statement of Additional Information.
     The Series seeks to maintain a $1.00 share price at all times. To achieve this, the Series purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. There is no assurance that the Series will be able to maintain a stable net asset value. See "How the Trust Values its Shares." As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.
     The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Trust Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality as determined by the Series' investment adviser under the supervision of the Trustees. Eligible quality, for this purpose, means (i) a security rated in one of the two highest rating categories by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Series' investment adviser under the supervision of the Trustees. The purchase by the Series of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Trustees.


OTHER INVESTMENTS AND POLICIES

     REPURCHASE AGREEMENTS

     The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies-Repurchase Agreements" in the Statement of Additional Information.


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
     The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash, U.S. Government securities, equity securities or other liquid assets having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets commited to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.



     BORROWING

     The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of its total assets to secure these borrowings. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Series' total assets. Investment securities will not be purchased while borrowings are outstanding.


     ILLIQUID SECURITIES

     The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


INVESTMENT RESTRICTIONS

     The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.



                            HOW THE TRUST IS MANAGED



     THE TRUST HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE TRUST'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE TRUST'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE TRUST. THE TRUST'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the fiscal year ended November 30, 1997, total expenses of the Series' Class A and Class Z shares as a percentage of its average net assets were .77% and .52%, respectively. See "Financial Highlights."



MANAGER


     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE TRUST AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL

RATE OF .40 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS UP TO $1 BILLION,
 .375 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS BETWEEN $1 BILLION AND $1.5 BILLION AND .35 OF 1% IN EXCESS OF $1.5 BILLION. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended November 30, 1997, the Trust paid management fees to PIFM of .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.

     As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $62 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE TRUST, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE TRUST AND ALSO ADMINISTERS THE TRUST'S CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC) DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE TRUST AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

     PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



DISTRIBUTOR


     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE CLASS A PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING CLASS A SHARES OF THE SERIES. The Distributor also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Series' Class A shares, including lease, utility, communications and sales promotion expenses.


     Under the Class A Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities on behalf of the Class A shares of the Series, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     UNDER THE CLASS A PLAN, THE TRUST PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES OF THE SERIES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES' CLASS A SHARES. Account servicing fees are paid based on the average balance of the Series' Class A shares held in accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

     For the fiscal year ended November 30, 1997, the Series paid distribution expenses of .125 of 1% of the average daily net assets of its Class A shares. The Trust records all payments made under the Class A Plan as expenses in the calculation of its net investment income.

     The Class A Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or any agreements related to the Class A Plan (Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Plan. The Class A Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the Series' outstanding Class A shares. The Trust will not be obligated to pay expenses incurred under the Class A Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by the Series under the Class A Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



PORTFOLIO TRANSACTIONS


     Prudential Securities may act as a broker for the Trust, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the Trust's portfolio securities and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.





                        HOW THE TRUST VALUES ITS SHARES



     THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE SERIES' NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DAILY DECLARATION OF DIVIDENDS.


     The Series will compute its NAV once daily on the days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.

     The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the Series' shares at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS




TAXATION OF THE SERIES
     EACH SERIES OF THE TRUST IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES AND EACH HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAIN, IF ANY, IT DISTRIBUTES TO SHAREHOLDERS. To the extent not distributed by the Series, taxable net investment income and net capital gains are taxable to the Series. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



     TAXATION OF SHAREHOLDERS

     Distributions of net investment income and net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), if any, will be taxable to shareholders of the Series as ordinary income, whether or not reinvested. The Series does not expect to realize long-term capital gains or losses. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will generally not be required to pay taxes on amounts distributed to them.

     The Trust has obtained an opinion of counsel to the effect that the exchange of one class of the Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.




     WITHHOLDING TAXES

     Under the Internal Revenue Code, the Trust is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).



     DIVIDENDS AND DISTRIBUTIONS

     THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY. A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described below, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "How to Sell Your Shares-Redemption of Shares Purchased Through Prudential Securities."


     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF EACH CLASS OF THE SERIES' SHARES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.



     If you buy shares on or immediately prior to the record date (the date that determines who receives the dividend), you will receive a portion of the money you invested as a taxable dividend. Therefore, you should consider the timing of dividends when buying shares of the Fund.





                              GENERAL INFORMATION



DESCRIPTION OF SHARES


     THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series. The Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.


     The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in the investment policies related thereto.

     Shares of the Money Market Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (iii) each class has a different exchange privilege and (iv) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Shareholders have certain rights, including the right to call a meeting upon vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees.


ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.




                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE TRUST



GENERAL INFORMATION

     Shares of the Trust are available through Prudential Securities Incorporated (Prudential Securities), Pruco Securities Corporation (Prusec) or directly from the Trust, through its Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Shareholders of the Trust who are clients of Prudential Securities are subject to the procedures under "Purchases through Prudential Securities" below.
     The Trust offers two classes of shares: Class A shares and Class Z shares. Class Z shares are offered to a limited group of investors. Payments may be made by cash, wire, check or through your brokerage account.

     The minimum initial investment for the Class A shares of the Series is $1,000 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment for investors who qualify to purchase Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum initial investment requirement for Class A shares of the Series is $1,000 and there is no minimum subsequent investment requirement.
     Shares of the Trust are sold through the Transfer Agent, without a sales charge, at the NAV next determined after receipt and acceptance by the Transfer Agent of a purchase order and payment in proper form (I.E., a check or Federal Funds wired to State Street Bank and Trust Company (State Street), the Trust's custodian). See "How the Trust Values its Shares." When payment is received by the Transfer Agent prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., on that day, and the shares will begin to earn dividends on the following business day. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Trust.
     Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Trust, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities-Automatic Investment (Autosweep)" and "How to Sell Your Shares-Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.
     Application forms for Prusec and direct accounts with the Transfer Agent (E.G., non-Prudential Securities accounts) can be obtained from PMFS or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction.

Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.
     The Trust reserves the right, in its discretion, to reject any purchase order (including an exchange into the Trust) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Trust shares may be subject to postage and other charges imposed by your dealer.
     In connection with the sale of shares of the Series, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee based on a percentage of the net asset value of shares by such persons. For more information about shares of the Trust contact your Prudential Securities financial adviser or Prusec representative or telephone the Trust at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.



     CLASS Z SHARES

     Class Z shares are currently available for purchases by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Series is an available option (collectively, Benefit Plans); provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets, (ii) participants in any fee-based program or trust program sponsored by Prudential Securities. The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Series is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.


PURCHASES THROUGH PRUDENTIAL SECURITIES



     AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)

     Prudential Securities has advised the Trust that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.

     For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

     The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.



----------------------------------------------------------------------------------------------------
                                                                       DAILY             MONTHLY
----------------------------------------------------------------------------------------------------
  Eligible Credit Balances resulting from the proceeds of a
   securities sale, maturity of a bond or call                    $1,000 or more
----------------------------------------------------------------------------------------------------
  Eligible Credit Balances resulting from a non-trade related
   credit                                                         $10,000 or more
----------------------------------------------------------------------------------------------------
  Remaining Eligible Credit Balances                                                 $1.00 or more
----------------------------------------------------------------------------------------------------

     All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $1,000 for Class A shares, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Trust. (Prudential Securities delivers federal funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.


     For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRAs are Individual Retirement Accounts as defined in Section 408(a) of the Internal Revenue Code.



     MANUAL INVESTMENT


     Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or (ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment." Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $1,000 for Class A shares of the Series and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Series for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Trust. (Prudential Securities delivers Federal Funds on the business day after settlement).


PURCHASE THROUGH PRUSEC
     You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase By Mail" below.


     PURCHASE BY WIRE

     For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts 02205, Services Division, Attention: Prudential Government Securities Trust (Money Market Series), specifying on the wire the account number assigned by PMFS and your name and identify the class in which you are eligible to invest (Class A or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase shares of the Series as of that day and earn dividends commencing on the next business day.

     In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Government Securities Trust (Money Market Series), Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.


     PURCHASE BY MAIL

     Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives your order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Government Securities Trust (Money Market Series) and should indicate Class A or Class Z shares. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."


HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE TRUST VALUES ITS SHARES."

     Shares for which a redemption request is received prior to 4:30 P.M., New York time, are entitled to a dividend on the day the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a benefit plan that participates in the Prudential PruArray or Smartpath Program, if the proceeds of the redemption are invested in another investment option of such plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     NORMALLY, THE TRUST MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT WILL BE MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Trust may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets the Series normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the investments of the Series or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC may permit for protection of the shareholders of the Money Market Series.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE TRUST OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED IF SHARES ARE PURCHASED BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



     REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

     Prudential Securities has advised the Trust that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.


     REDEMPTION OF SHARES PURCHASED THROUGH PMFS

     If you purchase shares of the Series through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

     REGULAR REDEMPTION. You may redeem your shares by sending a written request to PMFS, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check mailed to the shareholder's address.


     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.


     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM YOUR SHARES BY MAIL AS DESCRIBED ABOVE.


     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Trust as authority to redeem a sufficient number of shares of the Series in your account to cover the amount of the check. If insufficient shares are in the account or, if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.


     INVOLUNTARY REDEMPTION

     Because of the relatively high cost of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced to an NAV of $500 or less due to a redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.


     REDEMPTION IN KIND

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment

Company Act, under which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Trust during any 90-day period for any one shareholder.


     90-DAY REPURCHASE PRIVILEGE


     If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Trust at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Trust's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. Exercise of the repurchase privilege may affect the federal income tax treatment of any gain or loss realized upon the redemption.



     CLASS B AND CLASS C PURCHASE PRIVILEGE

     You may direct that the proceeds of the redemption of your shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.


HOW TO EXCHANGE YOUR SHARES
     AS A SHAREHOLDER OF THE SERIES, YOU MAY EXCHANGE YOUR SHARES FOR SHARES OF OTHER SERIES OF THE TRUST AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS ON THE BASIS OF THE RELATIVE NAV. You may exchange your Class A or Class Z shares for Class A or Class Z shares, respectively, of the Prudential Mutual Funds on the basis of the relative NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.
     Class Z shareholders of the Series may exchange their Class Z shares for Class Z shares of other Prudential Mutual Funds on the basis of relative net asset value. Shareholders who qualify to purchase Class Z shares (other than participants in any fee-based program) will have their Class A shares exchanged for Class Z shares on a quarterly basis. Participants in any fee-based program for which the Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan) for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.
     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fradulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE TRUST NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. ALL EXCHANGES WILL BE MADE ON THE BASIS OF THE RELATIVE NAV OF THE TWO FUNDS (OR SERIES) NEXT DETERMINED AFTER THE REQUEST IS RECEIVED IN GOOD ORDER. THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY IN STATES WHERE THE EXCHANGE MAY LEGALLY BE MADE.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.
     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.
     The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.
     The Exchange Privilege is not a right and may be suspended, terminated or modified at any time on 60 days' notice to shareholders.
     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).
     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES
     In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following additional services and privileges:
     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.
     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.
     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.
     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.
     o MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906-5010, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     o REPORTS TO SHAREHOLDERS. The Trust will send you the Series' annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY




     Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


                               TAXABLE BOND FUNDS


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
        Short-Intermediate Term Series

Prudential High Yield Fund, Inc.

Prudential Mortgage Income Fund, Inc.

Prudential Structured Maturity Fund, Inc.
        Income Portfolio

                             TAX-EXEMPT BOND FUNDS


Prudential California Municipal Fund
        California Series
        California Income Series
Prudential Municipal Bond Fund
        High Yield Series
        Insured Series
        Intermediate Series
Prudential Municipal Series Fund
        Florida Series
        Maryland Series
        Massachusetts Series
        Michigan Series
        New Jersey Series
        New York Series
        North Carolina Series
        Ohio Series
        Pennsylvania Series
Prudential National Municipals Fund, Inc.

                      GLOBAL FUNDS


Prudential Emerging Growth Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
        Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.

Prudential International Bond Fund, Inc.

Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
        Global Series
        International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.


                                  EQUITY FUNDS



Prudential Balanced Fund

Prudential Distressed Securities Fund, Inc.

Prudential Dryden Fund
        Prudential Bond Market Index Fund
        Prudential Europe Index Fund
        Prudential Pacific Index Fund
        Prudential Small-Cap Index Fund

        Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
        Prudential Jennison Growth Fund
        Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
        Nicholas-Applegate Growth Equity Fund

                               MONEY MARKET FUNDS


o TAXABLE MONEY MARKET FUNDS

Cash Accumulation Trust
        National Money Market Fund
        Liquid Assets Fund

Prudential Government Securities Trust
        Money Market Series
        U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
        Money Market Series
Prudential MoneyMart Assets, Inc.

o TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
        California Money Market Series
Prudential Municipal Series Fund
        Connecticut Money Market Series
        Massachusetts Money Market Series
        New Jersey Money Market Series
        New York Money Market Series

o COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

o INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
        Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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                               TABLE OF CONTENTS





                                                 PAGE
                                                -----
TRUST HIGHLIGHTS  ...........................       2
   What are the Series' Risk Factors
    and Special Characteristics? ............       2
TRUST EXPENSES    ...........................       4
FINANCIAL HIGHLIGHTS ........................       5
CALCULATION OF YIELD ........................       7
HOW THE TRUST INVESTS   .....................       7
   Investment Objectives and Policies  ......       7
   Rating of Fund Shares   ..................       8
   Other Investments and Policies   .........       8
   Investment Restrictions    ...............       9
HOW THE TRUST IS MANAGED   ..................       9
   Manager  .................................       9
   Distributor ..............................      10
   Portfolio Transactions  ..................      11
   Custodian and Transfer and
    Dividend Disbursing Agent ...............      11
HOW THE TRUST VALUES ITS SHARES  ............      11
TAXES, DIVIDENDS AND DISTRIBUTIONS  .........      12
GENERAL INFORMATION  ........................      13
   Description of Shares   ..................      13
   Additional Information  ..................      14
SHAREHOLDER GUIDE ...........................      14
   How to Buy Shares of the Trust   .........      14
   How to Sell Your Shares ..................      17
   How to Exchange Your Shares   ............      20
   Shareholder Services .....................      21
THE PRUDENTIAL MUTUAL FUND FAMILY   .........     A-1



--------------------------------------------------------------------------------
MF100A






-------------------------------------------------------------------------------
                           Class A: 744342 10 6
             CUSIP Nos.:   Class Z: 744342 60 1

-------------------------------------------------------------------------------




Prudential Government
Securities
Trust

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Money Market Series



[GRAPHIC OMITTED]



                                   PROSPECTUS


                                JANUARY 30, 1998




                               WWW.PRUDENTIAL.COM

Prudential Government Securities Trust
(U.S. TREASURY MONEY MARKET SERIES)
--------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 30, 1998

--------------------------------------------------------------------------------
Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


The investment objective of the U.S. Treasury Money Market Series (the Series) is high current income consistent with the preservation of principal and liquidity. The Series seeks to achieve its objective by investing exclusively in U.S. Treasury obligations which have maturities of thirteen months or less. Interest on U.S. Treasury obligations is specifically exempted from state and local income taxes under federal law. All states allow the character of the Series' income to pass through to the dividends distributed to its shareholders. Interest on U.S. Treasury obligations is not exempt from federal income tax. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies" and "Taxes, Dividends and Distributions."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE TRUST VALUES ITS SHARES."

The Trust's address is Gateway Center Three, Newark, 100 Mulberry Street, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust and the Series has been filed with the Securities and Exchange Commission (SEC) in a Statement of Additional Information, dated January 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust.



--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TRUST HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL GOVERNMENT SECURITIES TRUST?
     Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the U.S. Treasury Money Market Series is offered through this Prospectus.




WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

     The Series' investment objective is high current income consistent with the preservation of principal and liquidity. The Series invests exclusively in U.S. Treasury obligations which have effective maturities of thirteen months or less. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies" at page 7.




WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?

     It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Trust Values its Shares" at page 11. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.




WHO MANAGES THE TRUST?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of
 .40 of 1% of the Series' average daily net assets. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PIFM. See "How the Trust is Managed-Manager" at page 9.

WHO DISTRIBUTES THE SERIES' SHARES?

     Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' shares. The Distributor is paid an annual service fee at the rate of .125 of 1% of the average daily net assets of the Series' Class A shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed or paid for by the Trust. See "How the Trust is Managed-Distributor" at page 10.



WHAT IS THE MINIMUM INVESTMENT?
     The minimum initial investment for Class A shares is $2,500. The subsequent minimum investment for Class A shares is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. There is no minimum investment requirement for the Command Account Program (if the Series is designated as your primary fund) and certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 13 and "Shareholder Guide-Shareholder Services" at page 22.


HOW DO I PURCHASE SHARES?

     You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares are offered to a limited group of investors at NAV without any sales charge or contingent deferred sales charge. See "How the Trust Values its Shares" at page 11 and "Shareholder Guide-How to Buy Shares of the Trust" at page 13.



HOW DO I SELL MY SHARES?

     You may redeem your shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 18. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.



HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?
     The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains, if any. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 11.

               TRUST EXPENSES-U.S. TREASURY MONEY MARKET SERIES



                                                             CLASS A SHARES     CLASS Z SHARES
SHAREHOLDER TRANSACTION EXPENSES                            ----------------   ---------------
  Maximum Sales Load Imposed on Purchases .. ...........    None               None
  Maximum Sales Load Imposed on Reinvested Dividends ...    None               None
  Maximum Deferred Sales Load .. ......................     None               None
  Redemption Fees .. ..................................     None               None
  Exchange Fees .. ....................................     None               None
ANNUAL SERIES OPERATING EXPENSES*
(as a percentage of average net assets) .. ............
  Management Fees .. ..................................     0.400%             0.400%
  12b-1 Fees .. .......................................     0.125%             None
  Other Expenses .. ...................................     0.125%             0.12%
                                                            -----              -----
  Total Series Operating Expenses .. ..................     0.650%             0.52%
                                                            =====              =====




                       EXAMPLE                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                       -------                          -------    -------     -------     --------
 YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000
  INVESTMENT, ASSUMING (1) 5% ANNUAL RETURN, AND (2)
  REDEMPTION AT THE END OF EACH TIME PERIOD: .. ......
   Class A ...........................................     $7         $21         $36         $81
   Class Z* ..........................................     $5         $17         $29         $65



     The above example is based on data for the Series' fiscal year ended November 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include an estimate of operating expenses of the Series, such as trustees' and professional fees, registration fees, reports to shareholders and transfer agency, and custodian fees.

-------------

* Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the entire fiscal year ended November 30, 1997.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each period indicated) (Class A Shares)


     The following financial highlights, with respect to the five-year period ended November 30, 1997, for the Series' Class A shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."


               U.S. TREASURY MONEY MARKET SERIES-CLASS A SHARES


                                                                YEAR ENDED NOVEMBER 30,
                                     -----------------------------------------------------------------------------
                                        1997        1996(e)       1995         1994         1993         1992
                                     ------------  ---------  ------------ ------------ ------------ ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period .........................     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                      --------     --------     --------     --------     --------     --------
Net investment income ...........         .047         .046         .050         .033         .025         .034
Dividends from net
 investment income ..............        (.047)       (.046)       (.050)       (.033)       (.025)       (.034)
                                      --------     --------     --------     --------     --------     --------
Net asset value, end of period ..     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
TOTAL RETURN(D) .................        4.80%        4.75%        5.08%        3.31%        2.54%        3.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000) ..........................     $432,784     $305,330     $339,334     $293,984     $284,978     $233,600
Average net assets (000) ........     $402,634     $393,060     $345,369     $308,454     $273,313     $263,459
Ratio to average net assets:
Expenses, including
 distribution fees ..............         .65%         .63%         .62%         .62%         .66%         .66%
Expenses, excluding
 distribution fees ..............         .52%         .51%         .50%         .50%         .53%         .54%
Net investment income ...........        4.66%        4.57%        5.01%        3.21%        2.49%        3.29%



                                     DECEMBER 3, 1990(a)
                                           THROUGH
                                        NOVEMBER 30,
                                            1991
                                     -----------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period ........................        $       1.00
                                        -----------
Net investment income ..........                .057(c)
Dividends from net
 investment income .............               (.057)
                                        ------------
Net asset value, end of period .        $       1.00
TOTAL RETURN(D) ................               5.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000) .........................        $    288,922
Average net assets (000) .......        $    273,203
Ratio to average net assets:
Expenses, including
 distribution fees .............                .50%(b)(c)
Expenses, excluding
 distribution fees .............                .38%(b)(c)
Net investment income ..........               5.74%(b)(c)


------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy and management fee waiver.
(d) Total returns are calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized.

(e) In September 1996, Prudential Investments Fund Management LLC (PIFM) succeeded Prudential Mutual Fund Management Inc., which transferred its assets to PIFM. See "Manager" in the Statement of Additional Information.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout the indicated
                            period) (Class Z Shares)


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."




      U.S. TREASURY MONEY MARKET SERIES-CLASS Z SHARES
-------------------------------------------------------------
                                                FEBRUARY 21,
                                                  1997(a)
                                                  THROUGH
                                                NOVEMBER 30,
                                                    1997
                                                -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .. ......     $   1.000
                                                   ---------
Net investment income .. .....................          .039
Dividends from net investment income .. ......         (.039)
Net asset value, end of period .. ............     $   1.000
                                                   =========
TOTAL RETURN (C) .. ..........................          3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .. ...........     $     205(d)
Average net assets (000) .. ..................     $     197(d)
Ratio of average net assets:
 Expenses ..                                             .52%(b)
 Net investment income .. ....................          3.89%(b)



------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Figure is actual and not rounded to nearest thousand.

--------------------------------------------------------------------------------
                              CALCULATION OF YIELD







     THE SERIES CALCULATES ITS CURRENT YIELD based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES ALSO CALCULATES ITS EFFECTIVE ANNUAL YIELD assuming weekly compounding. The following is an example of the yield calculations as of November 30, 1997:




CLASS A SHARES
--------------------------------------------------------------
     Value of hypothetical account at end of period .. .......   $1.000886803
     Value of hypothetical account at beginning of period ....    1.000000000
                                                                 ------------
     Base period return .. ...................................   $0.000886803
                                                                 ============
     CURRENT YIELD (.000886803 x (365/7)) ..                      4.62       %
     EFFECTIVE ANNUAL YIELD, assuming weekly compounding .....    4.74       %
     CLASS Z SHARES
--------------------------------------------------------------
     Value of hypothetical account at end of period .. .......   $1.000975035
     Value of hypothetical account at beginning of period ....    1.000000000
                                                                  ------------
     Base period return .. ...................................   $0.000975035
                                                                 ============
     CURRENT YIELD (.000975035 x (365/7) .. ..................          5.08%
     EFFECTIVE ANNUAL YIELD, assuming weekly compounding .....          5.22%



     THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND IS NOT NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

     The weighted average maturity of the portfolio of the Series on November 30, 1997 was 64 days.


     Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Donoghue's Money Fund Report, other industry publications, business periodicals, and market indices.



                             HOW THE TRUST INVESTS






INVESTMENT OBJECTIVE AND POLICIES


     THE INVESTMENT OBJECTIVE OF THE SERIES IS HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. THE SERIES INVESTS EXCLUSIVELY IN U.S. TREASURY OBLIGATIONS WHICH HAVE EFFECTIVE MATURITIES OF THIRTEEN MONTHS OR LESS. THERE CAN BE NO ASSURANCE THAT THE SERIES' OBJECTIVE WILL BE ACHIEVED.

     THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


     The Series will invest in the following instruments:


     U.S. TREASURY SECURITIES. The Series will invest in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

     COMPONENTS OF U.S. TREASURY SECURITIES. The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped,
(ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.

     INTEREST ON U.S. TREASURY OBLIGATIONS IS SPECIFICALLY EXEMPTED FROM STATE AND LOCAL TAXES UNDER FEDERAL LAW. While shareholders in the Series do not directly receive interest on U.S. Treasury obligations, substantially all of the dividends from the Series will be derived primarily from such interest. All states allow the character of the Series' income to pass through to its shareholders so that distributions from the Series derived from interest on U.S. Treasury obligations will also be exempt from state and local income taxes when earned by an individual shareholder through a distribution from the Trust. See "Taxes, Dividends and Distributions."

     THE SERIES DOES NOT ENGAGE IN REPURCHASE AGREEMENTS OR LEND ITS PORTFOLIO SECURITIES BECAUSE THE INCOME FROM SUCH ACTIVITIES IS GENERALLY NOT EXEMPT FROM STATE AND LOCAL INCOME TAXES.

     INTEREST INCOME ON U.S. TREASURY OBLIGATIONS IS NOT, HOWEVER, EXEMPT FROM FEDERAL INCOME TAX. IN ADDITION, CAPITAL GAINS, IF ANY, REALIZED BY THE SERIES UPON THE SALE OF U.S. TREASURY OBLIGATIONS ARE NOT EXEMPT FROM FEDERAL TAXES OR, GENERALLY, FROM STATE AND LOCAL TAXES. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS."

     The Series seeks to maintain a $1.00 share price at all times. To achieve this, the Series purchases only securities with remaining maturities of thirteen months or less and limits the dollar-weighted average maturity of its portfolio to 90 days or less. There is no assurance that the Series will be able to maintain a stable net asset value. See "How the Trust Values its Shares." As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.

     The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the SEC. See "How the Trust Values its Shares." Accordingly, the Series will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality as determined by the Series' investment adviser under the supervision of the Trustees. "Eligible quality," for this purpose, means (i) a security rated in one of the two highest rating categories by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Series' investment adviser under the supervision of the Trustees. The purchase by the Series of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Trustees.



OTHER INVESTMENTS AND POLICIES


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash, or other liquid assets having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.



     BORROWING

     The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. Such borrowings shall be made only from banks, unless the Trust receives an order from the SEC to permit borrowing from entities other than banks. The Series may pledge up to 20% of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its assets.



      ILLIQUID SECURITIES

     The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), that have a readily available market are not considered illiquid for purposes of this limitation. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees.



INVESTMENT RESTRICTIONS

     The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.




--------------------------------------------------------------------------------
                            HOW THE TRUST IS MANAGED







     THE TRUST HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE TRUST'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE TRUST'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE TRUST. THE TRUST'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended November 30, 1997, total expenses of the Series Class A and Class Z shares as a percentage of its average net assets were .65% and .66%, respectively. See "Financial Highlights."



MANAGER


     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE TRUST AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .40 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended November 30, 1996, the Trust paid management fees to PIFM of .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.
     As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $62 billion.
     UNDER THE MANAGEMENT AGREEMENT WITH THE TRUST, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE TRUST AND ALSO ADMINISTERS THE TRUST'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.
     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC) DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE TRUST AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.

     PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



DISTRIBUTOR


     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE CLASS A PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A SHARES OF THE SERIES. The Distributor also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of the Series' shares, including lease, utility, communications and sales promotion expenses.

     Under the Class A Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities on behalf of the Class A shares of the Series, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     UNDER THE CLASS A PLAN, THE TRUST PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES OF THE SERIES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES' CLASS A SHARES. Account servicing fees are paid based on the average balance of the Series' Class A shares held in the accounts of customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

     For the fiscal year ended November 30, 1997, the Series paid distribution expenses of .125 of 1% of the daily net assets of its Class A shares. The Trust records all payments made under the Class A Plan as expenses in the calculation of its net investment income.


     The Class A Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A Plan or in any agreement related to the Class A Plan (Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Class A Plan. The Class A Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the Series' outstanding shares. The Trust will not be obligated to pay expenses incurred under the Class A Plan if it is terminated or not continued.


     In addition to service fees paid by the Series under the Class A Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

PORTFOLIO TRANSACTIONS
     Prudential Securities may act as a broker for the Trust, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Trust's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



--------------------------------------------------------------------------------
                        HOW THE TRUST VALUES ITS SHARES





     THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE SERIES' NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.


     The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV.


     The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.


                      TAXES, DIVIDENDS AND DISTRIBUTIONS





TAXATION OF THE SERIES

     EACH SERIES OF THE TRUST IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES AND EACH HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. To the extent not distributed by the Series, taxable net investment income and net capital gains are taxable to the Series. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS
     Distributions of net investment income and realized net short-term capital gains (I.E. excess of net short-term capital gains over net long-term capital losses), if any, are taxable to shareholders of the Series for U.S. federal income tax purposes as ordinary income, whether or not reinvested. The Series does not expect to realize long-term capital gains or losses. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders generally will not be required to pay taxes on amounts distributed to them.
     The Series will invest exclusively in U.S. Treasury obligations whose interest is specifically exempted from state and local income taxes under federal law. See "How the Trust Invests-Investment Objective and Policies" for a discussion of the treatment of dividends from the Fund for state and local income tax purposes. Investors should recognize that the state and local income tax rules that apply to the Series and its shareholders may be subject to change in the future and that such changes could have an adverse impact on the Series and its shareholders.
     The Trust has obtained an opinion of counsel to the effect that the exchange of one class of the Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.


WITHHOLDING TAXES

     Under the Internal Revenue Code, the Trust is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain distributions and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


DIVIDENDS AND DISTRIBUTIONS
     THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY. A shareholder generally begins to earn dividends on the first business day after his or her order is placed with the Series, as described below, and continues to earn dividends through the day on which his or her shares are redeemed. In the case of certain redemptions, however, Prudential Securities clients will not be entitled to dividends declared on the date of redemption. See "How to Sell Your Shares-Redemption of Shares Purchased Through Prudential Securities."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF EACH CLASS OF THE SERIES' SHARES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above. IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.



                              GENERAL INFORMATION





DESCRIPTION OF SHARES


     THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its

Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series. The Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.

     The shareholders of the U.S. Treasury Money Market Series, the Money Market Series and the Short-Intermediate Term Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in the investment policies related thereto.

     Shares of the U.S. Treasury Money Market Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (iii) each class has a different exchange privilege and (iv) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     IT IS THE INTENTION OF THE TRUST NOT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. THE TRUSTEES MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS FOR ACTION BY SHAREHOLDER VOTE AS MAY BE REQUIRED BY THE INVESTMENT COMPANY ACT OR THE DECLARATION OF TRUST. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE TRUST'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES.


ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended (the Securities Act). Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.




                               SHAREHOLDER GUIDE







HOW TO BUY SHARES OF THE TRUST


GENERAL INFORMATION


     Shares of the Trust are available through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Trust, through its Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Shareholders of the Trust who are clients of Prudential Securities are subject to the procedures under "Purchases through Prudential Securities" below.

     The Trust offers two classes of shares: Class A shares and Class Z shares. Class Z shares are to be offered to a limited group of investors. The minimum initial investment for the Class A shares of the Series is $2,500 and the minimum subsequent investment is $100. There is no minimum initial or subsequent investment for investors who qualify to purchase Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below. For automatic purchases made through Prudential Securities, the minimum initial investment requirement for Class A shares of the Series is $2,500 and there is no minimum subsequent investment requirement.
     Shares of the Trust are sold through the Transfer Agent, without a sales charge, at the NAV next determined after receipt and acceptance by the Transfer Agent of a purchase order and payment in proper form (I.E., a check or Federal Funds wired to State Street Bank and Trust Company (State Street), the Trust's custodian). See "How the Trust Values its Shares." When payment is received by the Transfer Agent prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., on that day, and the shares will begin to earn dividends on the following business day. See "Taxes, Dividends and Distributions." If your purchase is made through an account at Prudential Securities or through Prusec or another dealer, your dealer will forward a purchase order and payment to the Trust.
     Investors who purchase their shares through a dealer other than Prudential Securities or Prusec, which dealer has a clearing arrangement with respect to shares of the Trust, may be able to participate in the automatic sweep feature described below under "Purchases through Prudential Securities-Automatic Investment (Autosweep)" and "How to Sell Your Shares-Redemptions of Shares Purchased through Prudential Securities." For further information, contact your dealer.
     Application forms for Prusec and direct accounts with the Transfer Agent (E.G., non-Prudential Securities accounts) can be obtained from PMFS or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.
     The Trust reserves the right, in its discretion, to reject any purchase order (including an exchange into the Trust) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


     Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


     Transactions in Trust shares may be subject to postage and other charges imposed by your dealer.

     In connection with the sale of shares of the Series, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee based on a percentage of the net asset value of shares by such persons. For more information about shares of the Trust contact your Prudential Securities Financial Adviser or Prusec representative or telephone the Trust at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.


     CLASS Z SHARES


     Class Z shares are currently available for purchases by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Series is an available option (collectively, Benefit Plans); provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities. The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Series is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and
(vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.



PURCHASES THROUGH PRUDENTIAL SECURITIES

     AUTOMATIC INVESTMENT (AUTOSWEEP) (FOR NON-COMMAND ACCOUNTS)

     Prudential Securities has advised the Trust that it has automatic investment procedures (Autosweep) pursuant to which it will make automatic investments of free credit cash balances (Eligible Credit Balances) held in a client's brokerage account in shares of the Series, if the Series is your Primary Money Sweep Fund. You may designate the Series (or certain other Prudential money market funds) as your Primary Money Sweep Fund. If the Series is your Primary Money Sweep Fund, you can purchase shares of the Series only through the automatic investment procedures described below; no manual purchase orders will be accepted. You may change your Primary Money Sweep Fund at any time by notifying your Prudential Securities financial adviser. Under certain circumstances, you may elect not to have a money market sweep feature for your account when you open your account.

     For accounts other than IRAs and Benefit Plans, as defined below, shares of the Series will be purchased by Prudential Securities as follows: in the case of Eligible Credit Balances of $1,000 or more resulting from the proceeds of a securities sale, maturity of a bond or call and Eligible Credit Balances of $10,000 or more resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment or a cash payment into the securities account), orders to purchase shares will be placed on the business day after such Eligible Credit Balances become available in your account. For Eligible Credit Balances of $1.00 or more not otherwise described above, orders to purchase shares will be placed monthly on the last business day of the month. For IRAs and Benefit Plans, having Eligible Credit Balances of $1.00 or more, orders to purchase shares of the Series will be placed by Prudential Securities (i) on the settlement date of the securities sale, in the case of Eligible Credit Balances resulting from the proceeds of a securities sale, and (ii) on the business day after receipt by Prudential Securities of the non-trade related credit (including the maturity of a bond or a call), in the case of Eligible Credit Balances resulting from a non-trade related credit. Each time an order resulting from the settlement of a securities sale is placed, any non-trade related credit in the client's account will also be invested.

     The following chart shows the frequency and amount of the sweep for accounts other than IRAs and Benefit Plans.


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                                                                               DAILY            MONTHLY
-------------------------------------------------------------------------------------------------------------
  Eligible Credit Balances resulting from the proceeds of a
   securities sale, maturity of a bond or call                           $1,000 or more
-------------------------------------------------------------------------------------------------------------
  Eligible Credit Balances resulting from a non-trade related credit     $10,000 or more
-------------------------------------------------------------------------------------------------------------
  Remaining Eligible Credit Balances                                                          $1.00 or more
-------------------------------------------------------------------------------------------------------------


     All shares purchased pursuant to these automatic investment procedures will be issued at the NAV computed on the business day the order is entered and will begin earning dividends on the following business day. Purchases through Autosweep are subject to the Series' minimum initial investment requirement of $2,500 for Class A shares, which is waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in a client's brokerage account until monies are delivered to the Trust. (Prudential Securities delivers federal funds on the business day after settlement). Eligible Credit Balances for purposes of Autosweep are measured as of the close of business on the previous business day.

     For the purposes of Autosweep, Benefit Plans include (i) employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (ERISA) other than governmental plans as defined in Section 3(32) of ERISA and church plans as defined in Section 3(33) of ERISA, (ii) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and (iii) deferred compensation and annuity plans under Section 457 or 403(b)(7) of the Internal Revenue Code. IRAs are Individual Retirement Accounts as defined in
Section 408(a) of the Internal Revenue Code.



     MANUAL INVESTMENT


     Prudential Securities will accept manual purchase orders for shares of the Series only for those clients (i) who are purchasing shares of a Prudential money market fund which is not their Primary Money Sweep Fund or (ii) who do not have a money market sweep feature in their account, as described above under "Automatic Investment." Prudential Securities clients eligible to make manual purchases, as described above, are subject to the minimum initial investment of $2,500 for Class A shares of the Series and the minimum subsequent investment of $100, except that all minimum investment requirements are waived for certain retirement and employee savings plans and custodial accounts for the benefit of minors. There is no minimum or subsequent investment requirement for investors who qualify to purchase Class Z shares. On the business day after the purchase order is received, Prudential Securities will place the order for shares of the Trust for settlement that day. Shares will be issued at the NAV determined on that day and will begin earning dividends the next business day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities will have the use of, and will retain the benefits of, Eligible Credit Balances in the client's brokerage account until monies are delivered to the Trust. (Prudential Securities delivers Federal Funds on the business day after settlement).



PURCHASES THROUGH PRUSEC

     You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase By Mail" below.



     PURCHASE BY WIRE

     For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you or your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust, U.S. Treasury Money Market Series, specifying on the wire the account number assigned by PMFS and your name and identify the class in which you are eligible to invest (Class A or Class Z shares).


     If you arrange for receipt by State Street of Federal Funds prior to 4:30 P.M., New York time, on a business day, you may purchase shares of the Series as of that day and earn dividends commencing on the next business day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust (U.S. Treasury Money Market Series) Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders by wire. The minimum amount which may be invested by wire is $1,000.


     PURCHASE BY MAIL

     Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment of the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Government Securities Trust (U.S. Treasury Money Market Series) and should indicate Class A or Class Z shares. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."


     THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

     Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


     All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares on the next business day. Prudential Securities will have the use of, and retain the benefits of, free credit cash balances until monies are delivered to the Trust.

     Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa(Reg. TM) Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.


     Advantage Account Program charges and expenses are not reflected in the table of Trust expenses. See "Trust Expenses." For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).



     COMMAND ACCOUNT[SM] PROGRAM

     Shares of the Series are offered to participants in the Prudential Securities COMMAND AccountSM program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the COMMAND Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate COMMAND Accounts.

     All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares on the next business day. Prudential Securities will have the use of, and will retain the benefits of, free credit cash balances until monies are delivered to the Trust. There are no minimum investment requirements for participants in the COMMAND Account program.

     Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program, such as those incurred by use of the Visa(Reg. TM) Gold Account, including Visa purchases, cash advances and Visa Account checks. Each COMMAND program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during the month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other COMMAND funds owned by the COMMAND program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not primary COMMAND funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth day falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. COMMAND Account participants will not be entitled to dividends declared on the date of redemption.

     For information on participation in the COMMAND Account program, you should telephone (800) 222-4321 (toll-free).


HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE TRUST VALUES ITS SHARES."


     Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a benefit plan that participates in the Prudential PruArray or Smartpath Program, if the proceeds of the redemption are invested in another investment option of such plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     NORMALLY, THE TRUST MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT WILL BE MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION

REQUEST IN PROPER FORM. However, the Trust may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Trust normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders. PAYMENT FOR REDEMPTION
OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE TRUST OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.




REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

     Prudential Securities has advised the Trust that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest highest dollar. The amount of the redemption will be the lesser of (a) the total net asset value of Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through such automatic redemption procedure must do so prior to the day of settlement for such securities transaction or the date the debit balance is incurred. In the case of certain automatic redemptions, where Prudential Securities cannot anticipate debits in the brokerage account (E.G., checks written against the account), Prudential Securities clients will not be entitled to dividends declared on the date of redemption; such dividends will be retained by Prudential Securities.



REDEMPTION OF SHARES PURCHASED THROUGH PMFS
     If you purchase shares of the Series through PMFS, you may use Check Redemption, Expedited Redemption or Regular Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.
     REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS,
Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates must be endorsed by you with signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check sent to the shareholder's address.
     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial Application Form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 255-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.
     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM YOUR SHARES BY MAIL AS DESCRIBED ABOVE.

     CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Trust as authority to redeem a sufficient number of shares of the Series in your account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. PMFS reserves the right to impose a service charge to establish a checking account and order checks.


     INVOLUNTARY REDEMPTION

     Because of the relatively high cost of maintaining an account, the Trust reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to an NAV of $500 or less due to redemption. You may avoid such redemption by increasing the NAV of your account to an amount in excess of $500.

     REDEMPTION IN KIND


     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Series during any 90-day period for any one shareholder.



     90-DAY REPURCHASE PRIVILEGE


     If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Trust's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemeptions will be subject to the CDSC applicable at the time of redemption. Exercise of the repurchase privilege may affect the federal income tax treatment of any gain or loss realized upon the redemption.



     CLASS B AND CLASS C PURCHASE PRIVILEGE

     You may direct that the proceeds of the redemption of your shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.


HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE SERIES, YOU MAY EXCHANGE YOUR SHARES FOR SHARES OF OTHER SERIES OF THE TRUST AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS ON THE BASIS OF THE RELATIVE NAV. You may exchange your Class A or Class Z shares for Class A or Class Z shares, respectively, of the Prudential Mutual Funds on the basis of the relative

NAV, plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes.


     Class Z shareholders of the Series may exchange their Class Z shares for Class Z shares of other Prudential Mutual Funds on the basis of relative net asset value. Shareholders who qualify to purchase Class Z shares (other than participants in any fee-based program) will have their Class A shares exchanged for Class Z shares on a quarterly basis. Participants in any fee-based program for which the Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan) for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE TRUST NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL IN WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


     The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

     The Exchange Privilege is not a right and may be suspended, terminated or modified at any time on 60 days' notice to shareholders.

     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.



SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Series, you can take advantage of the following additional services and privileges:
     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of Series shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.
     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders having shares of the Series which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.
     o MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC, (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


     o REPORTS TO SHAREHOLDERS. The Trust will send you the Series' annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                       THE PRUDENTIAL MUTUAL FUND FAMILY







     Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



                               TAXABLE BOND FUNDS


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
        Short-Intermediate Term Series

Prudential High Yield Fund, Inc.

Prudential Mortgage Income Fund, Inc.

Prudential Structured Maturity Fund, Inc.
        Income Portfolio


                             TAX-EXEMPT BOND FUNDS


Prudential California Municipal Fund
        California Series
        California Income Series
Prudential Municipal Bond Fund
        High Yield Series
        Insured Series
        Intermediate Series
Prudential Municipal Series Fund

        Florida Series
        Maryland Series

        Massachusetts Series
        Michigan Series
        New Jersey Series
        New York Series
        North Carolina Series
        Ohio Series
        Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


Prudential Emerging Growth Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
        Limited Maturity Portfolio

Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.

Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.

        Global Series

        International Stock Series
Global Utility Fund, Inc.

The Global Total Return Fund, Inc.



            -------------------------------------------------------
                                  EQUITY FUNDS



Prudential Balanced Fund

Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund

        Prudential Bond Market Index Fund
        Prudential Europe Index Fund
        Prudential Pacific Index Fund
        Prudential Small-Cap Index Fund

        Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
        Prudential Jennison Growth Fund
        Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
        Nicholas-Applegate Growth Equity Fund

                               MONEY MARKET FUNDS


o TAXABLE MONEY MARKET FUNDS

Cash Accumulation Trust
        National Money Market Fund
        Liquid Assets Fund

Prudential Government Securities Trust
        Money Market Series
        U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
        Money Market Series
Prudential MoneyMart Assets, Inc.

o TAX-FREE MONEY MARKET FUNDS
        Prudential Tax-Free Money Fund, Inc.

        Prudential California Municipal Fund
        California Money Market Series
Prudential Municipal Series Fund
        Connecticut Money Market Series
        Massachusetts Money Market Series
        New Jersey Money Market Series
        New York Money Market Series
o COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
        Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS




                                                 PAGE
                                                -----
TRUST HIGHLIGHTS  ...........................       2
   What are the Series' Risk Factors
    and Special Characteristics? ............       2
TRUST EXPENSES    ...........................       4
FINANCIAL HIGHLIGHTS ........................       5
CALCULATION OF YIELD ........................       7
HOW THE TRUST INVESTS   .....................       7
   Investment Objective and Policies  ......        7
   Other Investments and Policies   .........       8
   Investment Restrictions    ...............       9
HOW THE TRUST IS MANAGED   ..................       9
   Manager  .................................       9
   Distributor ..............................      10
   Portfolio Transactions  ..................      11
   Custodian and Transfer and
    Dividend Disbursing Agent ...............      11
HOW THE TRUST VALUES ITS SHARES  ............      11
TAXES, DIVIDENDS AND DISTRIBUTIONS  .........      11
GENERAL INFORMATION  ........................      12
   Description of Shares   ..................      12
   Additional Information  ..................      13
SHAREHOLDER GUIDE ...........................      13
   How to Buy Shares of the Trust   .........      13
   How to Sell Your Shares ..................      18
   How to Exchange Your Shares   ............      20
   Shareholder Services .....................      22
THE PRUDENTIAL MUTUAL FUND FAMILY   .........     A-1


--------------------------------------------------------------------------------
MF145A



--------------------------------------------------------------------------------

                           Class A: 744342 10 6
             CUSIP Nos.:   Class Z: 744342 60 1
--------------------------------------------------------------------------------



Prudential Government
Securities
Trust
--------------------------------------------------------------------------------
U.S. Treasury
Money Market Series



[GRAPHIC OMITTED]



                                   PROSPECTUS


                                JANUARY 30, 1998




                               WWW.PRUDENTIAL.COM

Prudential Government Securities Trust
(SHORT-INTERMEDIATE TERM SERIES)
--------------------------------------------------------------------------------

PROSPECTUS DATED JANUARY 30, 1998

--------------------------------------------------------------------------------
Prudential Government Securities Trust (the Trust) is a diversified, open-end management investment company whose shares of beneficial interest are presently offered in three series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals.


The investment objective of the Short-Intermediate Term Series (the Series) is to achieve a high level of income consistent with providing reasonable safety. The Series seeks to achieve its objective by investing at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-backed securities, asset-backed securities and other securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust Invests-Investment Objective and Policies."

The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, single corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. See "How the Trust Invests-Other Investments and Policies." The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies-Other Investments and Investment Techniques."



The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

--------------------------------------------------------------------------------

This Prospectus sets forth concisely the information about the Trust and the Series that a prospective investor should know before investing. Additional information about the Trust has been filed with the Securities and Exchange Commission (SEC) in a Statement of Additional Information, dated January 30, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Trust at the address or telephone number noted above. The Commission maintains a Website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Trust.
--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TRUST HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL GOVERNMENT SECURITIES TRUST?

     Prudential Government Securities Trust is a mutual fund whose shares are offered in three series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Trust is an open-end, diversified management investment company. Only the Short-Intermediate Term Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


     The Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that the Series' investment objective will be achieved. See "How the Trust
Invests-Investment Objective and Policies" at page 7.



WHAT ARE THE SERIES' RISK FACTORS AND SPECIAL CHARACTERISTICS?


     In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. See "How the Trust Invests-Investment Objective and Policies" at page 7. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. See "How the Trust Invests-Other Investments and Policies" at page 9. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies-Other Investments and Investment Techniques" at page 12. As with an investment in any mutual fund, an investment in this Series can decrease in value and you can lose money.



WHO MANAGES THE TRUST?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Trust and is compensated for its services at an annual rate of
 .40 of 1% of the Series' average daily net assets. As of December 31, 1997, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $62 billion. The Prudential Investment Corporation, which does business under the name Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Trust under a Subadvisory Agreement with PIFM. See "How the Trust is Managed-Manager" at page 18.



WHO DISTRIBUTES THE SERIES' SHARES?


     Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A shares. The Distributor is paid an annual service fee at the rate of up to .25 of 1% of the average daily net assets of the Series' Class A shares. The Distributor incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed or paid for by the Trust. See "How the Trust is Managed-Distributor" at page 19.



WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment for Class A shares is $1,000. The subsequent minimum investment for Class A shares is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide-How to Buy Shares of the Trust" at page 24 and "Shareholder Guide-Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Trust, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares are offered to a limited group of investors at NAV without any sales charge or contingent deferred sales charge. See "How the Trust Values its Shares" at page 20 and "Shareholder Guide-How to Buy Shares of the Trust" at page 24.



HOW DO I SELL MY SHARES?


     You may redeem your shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide-How to Sell Your Shares" at page 26. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.



HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


     The Series expects to declare daily and pay monthly dividends of net investment income and make distributions annually of any net capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                       TRUST EXPENSES-SHORT-TERM SERIES



                                                             CLASS A SHARES     CLASS Z SHARES
 SHAREHOLDER TRANSACTION EXPENSES                           ================   ================
  Maximum Sales Load Imposed on Purchases ..                      None               None
  Maximum Sales Load Imposed on Reinvested Dividends ..           None               None
  Maximum Deferred Sales Load ..                                  None               None
  Redemption Fees ..                                              None               None
  Exchange Fees ..                                                None               None
ANNUAL SERIES OPERATING EXPENSES*
(as a percentage of average net assets)
  Management Fees ..                                             0.40%              0.40%
  12b-1 Fees ..                                                  0.20%               None
  Other Expenses ..                                              0.37%              0.37%
                                                                 -----              -----
  Total Series Operating Expenses ..                             0.97%              0.77%
                                                                 =====              =====




                      EXAMPLE                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
                      -------                          ------     -------     -------     --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return, and (2)
 redemption at the end of each time period:
   Class A ..                                            $10         $31         $54        $119
   Class Z* ..                                           $ 8         $25         $43        $ 95



     The above example is based on data for the Series' fiscal year ended November 30, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Trust is Managed." "Other Expenses" include operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.

-------------

* Estimated based on expenses expected to have been incurred if Class Z shares had been in existence during the entire fiscal year ended November 30, 1997.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the periods indicated) (Class A Shares)


     The following financial highlights, with respect to the five-year period ended November 30, 1997, for the Series' Class A shares have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."




                                               SHORT-INTERMEDIATE TERM SERIES-CLASS A SHARES
                                            ----------------------------------------------------
                                                          YEAR ENDED NOVEMBER 30,
                                            ----------------------------------------------------
                                                1997        1996(a)       1995         1994
                                                ----        ------        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $   9.70     $   9.74     $   9.17      $  10.06
                                             --------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:   ......
Net investment income .....................       .56          .51          .56           .64
Net realized and unrealized gain (loss) on
 investment transactions ..................         -         (.01)         .55          (.89)
                                             --------     --------     --------      --------
Total from investment operations  .........       .56           50         1.11          (.25)
                                             --------     --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......      (.52)        (.54)        (.54)         (.52)
Tax return of capital distribution   ......         -            -            -          (.12)
                                             --------     --------     --------      --------
Total distributions   .....................      (.52)        (.54)        (.54)         (.64)
                                             --------     --------     --------      --------
Net asset value, end of period ............  $   9.74     $   9.70     $   9.74      $   9.17
                                             ========     ========     ========      ========
TOTAL RETURN(B) ...........................      5.96%        5.34%       12.37%       ( 2.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)   .........  $149,162     $185,235     $212,996      $241,980
Average net assets (000) ..................  $166,651     $186,567     $209,521      $307,382
Ratio to average net assets:
 Expenses, including distribution fees  ...       .97%        1.01%         .95%          .84%
 Expenses, excluding distribution fees  ...       .77%         .79%         .75%          .63%
 Net investment income   ..................      5.76%        5.99%        5.82%         5.48%
Portfolio turnover rate  ..................       210%         132%         217%          431%



                                                1993         1992         1991         1990         1989      1988(a)
                                                ====         ====         ====         ====         ====      =======
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $   9.97     $  10.00     $   9.71     $   9.96     $   9.92     $  10.24
                                             --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:   ......
Net investment income .....................       .69          .75          .82          .84          .92          .92
Net realized and unrealized gain (loss) on
 investment transactions ..................       .11         (.03)         .31         (.21)         .12         (.29)
                                             --------     --------     --------     --------     --------     --------
Total from investment operations  .........       .80          .72         1.13          .63         1.04          .63
                                             --------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ......      (.69)        (.75)        (.84)        (.88)       (1.00)        (.95)
Tax return of capital distribution   ......      (.02)           -            -            -            -            -
                                             --------     --------     --------     --------     --------     --------
Total distributions   .....................      (.71)        (.75)        (.84)        (.88)       (1.00)        (.95)
                                             --------     --------     --------     --------     --------     --------
Net asset value, end of period ............  $  10.06     $   9.97     $  10.00     $   9.71     $   9.96     $   9.92
                                             ========     ========     ========     ========     ========     ========
TOTAL RETURN(B) ...........................      8.26%        7.40%       12.19%        6.73%       11.12%        6.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)   .........  $347,944     $303,451     $298,086     $328,458     $396,519     $473,982
Average net assets (000) ..................  $321,538     $294,388     $301,643     $354,064     $424,386     $537,422
Ratio to average net assets:
 Expenses, including distribution fees  ...       .80%         .79%         .79%         .88%         .86%         .83%
 Expenses, excluding distribution fees  ...       .59%         .58%         .63%         .63%         .63%         .59%
 Net investment income   ..................      6.80%        7.47%        8.36%        8.60%        9.16%        9.39%
Portfolio turnover rate  ..................        44%          60%         151%          68%         186%          28%


------------

(a) On August 9, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Trust. In September 1996, Prudential Investments Fund Management LLC (PIFM) succeeded Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM. See "Manager" in the Statement of Additional Information.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                             FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout the indicated
                            period) (Class Z Shares)


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."





                      SHORT-INTERMEDIATE TERM SERIES-CLASS Z SHARES
                      ---------------------------------------------
                                                                            CLASS Z
                                                                          FEBRUARY 26,
                                                                            1997(b)
                                                                            THROUGH
                                                                          NOVEMBER 30,
                                                                              1997
                                                                          ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..................................      $   9.64
                                                                             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income .................................................          0.47
Net realized and unrealized gain (loss) on investment transactions ....          0.07
                                                                             --------
  Total from investment operations ....................................          0.54
                                                                             --------
LESS DISTRIBUTIONS
Dividends from net investment income ..................................         (0.41)
Total distributions ...................................................         (0.41)
                                                                             --------
Net asset value, end of period ........................................      $   9.77
                                                                             ========
TOTAL RETURN (A): .....................................................          5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......................................      $    207(c)
Average net assets (000) ..............................................      $    202(c)
Ratios to average net assets:
 Expenses ................................ ............................          0.77%(d)
 Net investment income ................................................          6.52%(d)
Portfolio turnover rate ...............................................           210%



------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.

                             HOW THE TRUST INVESTS



INVESTMENT OBJECTIVE AND POLICIES

     THE INVESTMENT OBJECTIVE OF THE SERIES IS TO ACHIEVE A HIGH LEVEL OF INCOME CONSISTENT WITH PROVIDING REASONABLE SAFETY. THERE CAN BE NO ASSURANCE THAT THE SERIES' OBJECTIVE WILL BE ACHIEVED.


     THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE SERIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

     THE SERIES SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, INCLUDING U.S. TREASURY BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY, AND OBLIGATIONS, INCLUDING MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND OTHER SECURITIES, ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, INCLUDING, BUT NOT LIMITED TO, GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) SECURITIES. NEITHER THE VALUE NOR THE YIELD OF THE SERIES' SHARES OR OF THE U.S. GOVERNMENT SECURITIES WHICH MAY BE INVESTED IN BY THE SERIES IS GUARANTEED BY THE U.S. GOVERNMENT. See "Investment Objective and Policies" in the Statement of Additional Information.

     WITH RESPECT TO THE REMAINING 35% OF ITS ASSETS, THE SERIES MAY INVEST IN FIXED RATE AND ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND CORPORATE DEBT SECURITIES (AMONG OTHER PRIVATELY ISSUED INSTRUMENTS) RATED A OR BETTER BY STANDARD & POOR'S RATINGS GROUP (S&P) OR MOODY'S INVESTORS SERVICE, INC. (MOODY'S) OR COMPARABLY RATED BY ANY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, DETERMINED TO BE OF COMPARABLE QUALITY BY THE SERIES' INVESTMENT ADVISER, AND MONEY MARKET INSTRUMENTS OF A COMPARABLE SHORT-TERM RATING.

     For temporary defensive purposes the Series may invest up to 100% of its assets in cash, U.S. Government securities and high quality money market instruments. See "How the Trust Invests-Other Investments and Policies" below. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, to attempt to increase return and/or protect against interest rate changes. See "Other Investments and Investment Techniques" below.

     The Series' net asset value will vary with changes in the values of the Series' portfolio securities. Such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of United States Government securities. However, the Series seeks to achieve reasonable safety by investing in a diversified portfolio of securities which the investment adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. Various factors affect the volatility of the Series' asset value, including the time to the next coupon reset date for adjustable rate securities, payment characteristics of the security and the dollar-weighted average life of the investment and, therefore, the Series will seek to select particular securities for its portfolio which take into account these factors. As with an investment in any mutual fund, an Investment in this Series can decrease in value and you can lose money.

     IT IS CURRENTLY ANTICIPATED THAT THE SERIES WILL INVEST PRIMARILY IN SECURITIES WITH MATURITIES RANGING FROM 2 TO 5 YEARS, BUT DEPENDING ON MARKET CONDITIONS AND CHANGING ECONOMIC CONDITIONS, THE SERIES MAY INVEST IN SECURITIES OF ANY MATURITY OF 10 YEARS OR LESS OR, FOR HEDGING PURPOSES, IN LONGER TERM SECURITIES INCLUDING THIRTY YEAR FUTURES. Certain securities with maturities of ten years or less which are purchased at auction or on a when-issued basis may mature later than ten years from date of purchase and are eligible for purchase by the Series. The dollar-weighted average maturity of the Series' investments will be more than 2 but less than 5 years. For purposes of the Series' maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (I.E., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).


     U.S. GOVERNMENT SECURITIES

     UNDER NORMAL CIRCUMSTANCES, THE SERIES WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, INCLUDING U.S. TREASURY SECURITIES, SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AND MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.


     U.S. TREASURY SECURITIES


     THE SERIES MAY INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.



     SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES


     THE SERIES MAY INVEST IN SECURITIES ISSUED OR GUARANTEED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING, BUT NOT LIMITED TO, GNMA, FNMA AND FHLMC SECURITIES. Obligations of GNMA, the Farmers Home Administration and the Export-lmport Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Series must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA ), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC investments may also include collateralized mortgage obligations. See "Other Investments and Policies-Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.


     THE SERIES MAY INVEST IN COMPONENT PARTS OF U.S. GOVERNMENT SECURITIES, NAMELY EITHER THE CORPUS (PRINCIPAL) OF SUCH OBLIGATIONS OR ONE OR MORE OF THE INTEREST PAYMENTS SCHEDULED TO BE PAID ON SUCH OBLIGATIONS. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Series may also invest in custodial receipts held by a third party that are not U.S. Government securities. See "Investment Objectives and Policies-Other Investments" in the Statement of Additional Information.


     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES


     THE SERIES MAY INVEST IN MORTGAGE-BACKED SECURITIES AND OTHER DERIVATIVE MORTGAGE PRODUCTS, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES WHERE THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES GUARANTEE THE PAYMENT OF INTEREST AND PRINCIPAL OF THESE SECURITIES. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Series' shares. See "Investment Objective and Policies-U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. See "Other Investments and Policies-Mortgage-Backed Securities" below.

     IN ADDITION TO GNMA, FNMA OR FHLMC CERTIFICATES THROUGH WHICH THE HOLDER RECEIVES A SHARE OF ALL INTEREST AND PRINCIPAL PAYMENTS FROM THE MORTGAGES UNDERLYING THE CERTIFICATE, THE SERIES MAY ALSO INVEST IN CERTAIN MORTGAGE PASS-THROUGH SECURITIES ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES AND INSTRUMENTALITIES COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITY STRIPS OR MBS STRIPS. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.


OTHER INVESTMENTS AND POLICIES

     UNDER NORMAL CIRCUMSTANCES, THE SERIES MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN THE FOLLOWING PRIVATELY ISSUED INSTRUMENTS RATED A OR BETTER BY S&P OR MOODY'S OR COMPARABLY RATED BY ANY OTHER NRSRO OR, IF UNRATED, DETERMINED TO BE OF COMPARABLE QUALITY BY THE SERIES' INVESTMENT ADVISER: (i) fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities, (ii) asset-backed securities, (iii) corporate debt securities and
(iv) money market instruments, including bank obligations, obligations of savings institutions, fully insured certificates of deposit and commercial paper of a comparable short-term rating.


     MORTGAGE-BACKED SECURITIES

     MORTGAGE-BACKED SECURITIES ARE SECURITIES THAT DIRECTLY OR INDIRECTLY REPRESENT A PARTICIPATION IN, OR ARE SECURED BY AND PAYABLE FROM, MORTGAGE LOANS SECURED BY REAL PROPERTY. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.


     ADJUSTABLE RATE MORTGAGE SECURITIES

     THE SERIES MAY INVEST IN ADJUSTABLE RATE MORTGAGE SECURITIES (ARMS), WHICH ARE PASS-THROUGH MORTGAGE SECURITIES COLLATERALIZED BY MORTGAGES WITH ADJUSTABLE RATHER THAN FIXED RATES. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.


     PRIVATE MORTGAGE PASS-THROUGH SECURITIES

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES ARE STRUCTURED SIMILARLY TO GNMA, FNMA AND FHLMC MORTGAGE PASS-THROUGH SECURITIES AND ARE ISSUED BY ORIGINATORS OF AND INVESTORS IN MORTGAGE LOANS, INCLUDING DEPOSITORY INSTITUTIONS, MORTGAGE BANKS, INVESTMENT BANKS AND SPECIAL PURPOSE SUBSIDIARIES OF THE FOREGOING. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement. Types of credit enhancements are described under "Asset Backed Securities" below.


     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

     COLLATERALIZED MORTGAGE OBLIGATIONS OR "CMOS" ARE DEBT OBLIGATIONS COLLATERALIZED BY MORTGAGE LOANS OR MORTGAGE PASS-THROUGH SECURITIES. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


     THE SERIES ALSO MAY INVEST IN, AMONG OTHER THINGS, PARALLEL PAY CMOS AND PLANNED AMORTIZATION CLASS CMOS (PAC BONDS). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


     In reliance on rules and interpretations of the SEC, the Series' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies-Collateralized Mortgage Obligations" in the Statement of Additional Information.

CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government Securities for purposes of this Prospectus.


     STRIPPED MORTGAGE-BACKED SECURITIES


     STRIPPED MORTGAGE-BACKED SECURITIES OR MBS STRIPS ARE DERIVATIVE MULTICLASS MORTGAGE SECURITIES. IN ADDITION TO MBS STRIPS ISSUED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, THE SERIES MAY PURCHASE MBS STRIPS ISSUED BY PRIVATE ORIGINATORS OF, OR INVESTORS IN, MORTGAGE LOANS, INCLUDING DEPOSITORY INSTITUTIONS, MORTGAGE BANKS, INVESTMENT BANKS AND SPECIAL PURPOSE SUBSIDIARIES OF THE FOREGOING. See "How the Trust Invests-U.S. Government Securities-Mortgage-Related Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities" above.



     CORPORATE AND OTHER DEBT OBLIGATIONS

     THE SERIES MAY INVEST IN CORPORATE AND OTHER DEBT OBLIGATIONS RATED AT LEAST "A" BY S&P OR MOODY'S OR COMPARABLY RATED BY ANY OTHER NRSRO OR, IF UNRATED, DEEMED TO BE OF COMPARABLE CREDIT QUALITY BY THE SERIES' INVESTMENT ADVISER. These debt securities may have adjustable or fixed rates of interest and in certain instances may be secured by assets of the issuer. Adjustable rate corporate debt securities may have features similar to those of adjustable rate mortgage-backed securities, but corporate debt securities, unlike mortgage-backed securities, are not subject to prepayment risk other than through contractual call provisions which generally impose a penalty for prepayment. Fixed rate debt securities may also be subject to call provisions.


     ASSET-BACKED SECURITIES

     THE SERIES MAY INVEST IN ASSET-BACKED SECURITIES. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Series may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.


     TYPES OF CREDIT ENHANCEMENT


     Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to seek to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default seeks to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Series will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

     In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are generally subject to a higher risk of default than are other types of mortgage-backed securities. See "Investment Objective and Policies" in the Statement of Additional Information. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least "A" by Moody's or S&P. See "Asset-Backed Securities" above.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

     As noted above, asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


     MONEY MARKET INSTRUMENTS

     THE SERIES MAY INVEST IN HIGH QUALITY MONEY MARKET INSTRUMENTS, INCLUDING COMMERCIAL PAPER OF A U.S. OR FOREIGN COMPANY OR FOREIGN GOVERNMENT; CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS OF DOMESTIC AND FOREIGN BANKS; AND OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES. These obligations will be U.S. dollar denominated. Commercial paper will be rated, at the time of purchase, at least "A-2" by S&P or "Prime-2" by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's.


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES


     The Series may also (i) engage in hedging and income enhancement techniques through the purchase and sale of put and call options on securities and indices and the purchase and sale of futures contracts and related options (including futures contracts on U.S. Government securities and indices and options thereon), (ii) enter into repurchase agreements, (iii) enter into reverse repurchase agreements and dollar rolls, (iv) lend its securities, (v) make short sales, (vi) purchase and sell securities on a when-issued and delayed delivery basis, (vii) engage in interest rate swap transactions and (viii) borrow money in all instances subject to the limitations described below and in the Statement of Additional Information. See "Investment Objective and Policies" in the Statement of Additional Information.

     HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE SERIES MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. THESE STRATEGIES INCLUDE THE USE OF OPTIONS AND FUTURES CONTRACTS AND OPTIONS ON FUTURES. THE SERIES' ABILITY TO USE THESE STRATEGIES MAY BE LIMITED BY MARKET CONDITIONS, REGULATORY LIMITS AND TAX CONSIDERATIONS AND THERE CAN BE NO ASSURANCE THAT ANY OF THESE STRATEGIES WILL SUCCEED. See "Investment Objective and Policies" in the Statement of Additional Information.

     OPTIONS TRANSACTIONS


     THE SERIES MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND FINANCIAL INDICES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE INCOME OR TO HEDGE THE SERIES' PORTFOLIO. THESE OPTIONS WILL BE ON DEBT SECURITIES, AGGREGATES OF DEBT SECURITIES, FINANCIAL INDICES AND U.S. GOVERNMENT SECURITIES AND MAY BE TRADED ON NATIONAL SECURITIES EXCHANGES OR OVER-THE-COUNTER. See "Investment Objective and Policies-Options Transactions and Related Risks-Options on Securities" in the Statement of Additional Information. The Series may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Series may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies-Additional Investment Policies-Options Transactions and Related Risks-Options on Securities" in the Statement of Additional Information. The Series may also purchase put and call options on futures contracts.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     THE SERIES WILL WRITE ONLY COVERED OPTIONS. An option is covered if, as long as the Series is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligations under the option. Under the first circumstance, the Series' losses are limited because it owns the underlying security. Under the second circumstance, in the case of a written call option, the Series' losses are potentially unlimited. See "Investment Objective and Policies" in the Statement of Additional Information.


     FUTURES CONTRACTS AND OPTIONS THEREON
     THE SERIES MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO

ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE SERIES AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. THESE FUTURES CONTRACTS AND RELATED OPTIONS WILL BE ON DEBT SECURITIES, AGGREGATES OF DEBT SECURITIES, FINANCIAL INDICES AND U.S. GOVERNMENT SECURITIES AND INCLUDE FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE LINKED TO LIBOR. A FINANCIAL FUTURES CONTRACT IS AN AGREEMENT TO PURCHASE OR SELL AN AGREED AMOUNT OF SECURITIES AT A SET PRICE FOR DELIVERY IN THE FUTURE.

     THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS AND RELATED OPTIONS FOR OTHER THAN BONA FIDE HEDGING PURPOSES IF IMMEDIATELY THEREAFTER THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' EXISTING FUTURES AND OPTIONS ON FUTURES AND PREMIUMS PAID FOR SUCH RELATED OPTIONS WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS.

     THE SERIES' SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract resulting in losses to the Series.

     THE SERIES' ABILITY TO ENTER INTO FUTURES CONTRACTS AND OPTIONS THEREON MAY ALSO BE LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Investment Objective and Policies-Options Transactions and Related Risks-Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.




     SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES


     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE SERIES WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE SERIES, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to the Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;
(3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Series to sell the security at a disadvantageous time, due to the requirement that the Series maintain cover or segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.



     REPURCHASE AGREEMENTS


     The Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of such instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC.

     SHORT SALES


     The Series may sell a security it does not own in anticipation of a decline in the market value of the security (short sales). To complete the transaction, the Series will borrow the security to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Series may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Series replaces the borrowed security, it will (a) maintain in a segregated account cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (b) otherwise cover its short position.

     The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of the Series' net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. The Series may also make short sales against-the-box, without regard to this limitation. A short sale against-the-box is a short sale in which the Series owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.



     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or other liquid assets having a value equal to or greater than the Series' purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.



     SECURITIES LENDING

     The Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower of the Series. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. As a matter of fundamental policy, the Series may not lend more than 30% of the value of its total assets. The Series may pay reasonable administration and custodial fees in connection with a loan.

     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

     Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Series continues to receive principal and interest payments on these securities.


     The Series may enter into dollar rolls in which the Series sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

     The Series will establish a segregated account with its custodian in which it will maintain cash or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.


     Whenever the Series enters into a reverse repurchase or dollar roll transaction, it will maintain an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the transaction.

     Reverse repurchase agreements and dollar rolls are considered borrowings by the Series for purposes of the percentage limitation applicable to borrowings. See "Borrowing" below.


     INTEREST RATE SWAP TRANSACTIONS


     The Series may enter into interest rate swaps. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Series intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies-U.S. Government Securities-Other Investments" in the Statement of Additional Information. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Series is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series would diminish compared to what it would have been if this investment technique was never used.



     BORROWING


     The Series may borrow an amount equal to no more than 331|M/3% of the value of its total assets (computed at the time the loan is made) to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions. The Series may pledge up to 331|M/3% of its total assets to secure these borrowings. If the Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings. If the Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the Series' shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the net asset value of the Series' shares will decrease faster than would otherwise be the case. This is the speculative characteristic known as leverage. Reverse repurchase agreements, dollar rolls and short sales (other than short sales against-the-box) also include leverage and ar considered borrowings by the Series for purposes of the percentage limitations applicable to borrowings. See "Reverse Repurchase Agreements and Dollar Rolls" above. Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Series may be required to maintain minimum average balance in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


     ILLIQUID SECURITIES
     The Series may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations if in each case such investments have a readily available market are not considered illiquid for purposes of this limitation. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as cover for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series at the Series' option to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as cover as liquid. The Series will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.


     PORTFOLIO TURNOVER
     Although the Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A higher rate of turnover results in increased transaction costs to the Series. See "Portfolio Turnover" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.



                            HOW THE TRUST IS MANAGED


     THE TRUST HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE TRUST'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE TRUST'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE TRUST. THE TRUST'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

     For the fiscal year ended November 30, 1997, total expenses of the Series' Class A and Class Z shares as a percentage of its average net assets were .97% and .77%, annualized respectively. See "Financial Highlights."


MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE TRUST AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .40 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended November 30, 1997, the Trust paid management fees to PIFM of .40% of the average net assets of the Series. See "Manager" in the Statement of Additional Information.

     As of December 31, 1997, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $62 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE TRUST, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE TRUST AND ALSO ADMINISTERS THE TRUST'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC) DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE SUBADVISER), THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE TRUST AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises the Subadviser's performance of such services.



     The portfolio managers of the Series are Barbara L. Kenworthy and Sharon Fera. Ms. Kenworthy is a Managing Director and Senior Portfolio Manager and Ms. Fera is a Vice President and Portfolio Manager of Prudential Investments, a business group of The Prudential Insurance Company of America. Ms. Fera is responsible for day-to-day management for the Series' portfolio under the supervision of Ms. Kenworthy who remains responsible for overall portfolio strategy for the Series. Ms. Kenworthy has managed the Series' portfolio since May 1995. Ms. Kenworthy was previously employed by The Dreyfus Corporation (June 1985-June 1994) and served as president and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy has 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield quality bonds. Ms. Kenworthy also serves as the portfolio manager of other investment companies managed by Prudential Investments. Ms. Fera joined Prudential Investments in May 1996 as a fixed-income portfolio manager. Prior thereto, she was employed by Aetna Life and Casualty (May 1993-May 1996) as a Portfolio Manager responsible for the fixed-income portion of Aetna's Capital and Surplus Portfolio and as a fixed-income analyst responsible for the Capital Goods and Transportation sectors. Prior to joining Aetna, she was a fixed income trader at Hartford Life Insurance Company (May 1992-May 1993) and at Equitable Capital Management Corporation (August 1985-May 1992). She actively manages the Series' portfolio according to the investment adviser's interest rate outlook. Consistent with the Series' investment objective and policies, she will, at times, invest in different sectors of the U.S. government and other fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds she believes provide the best value under these conditions.

     PIFM and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



DISTRIBUTOR


     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR FOR THE SERIES' SHARES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AND SERVICE PLAN (THE CLASS A PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AND SERVICE AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING CLASS A SHARES OF THE SERIES. The Distributor also incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Trust, none of which is reimbursed by or paid for by the Trust. These expenses include commission credits to Prudential Securities Incorporated (Prudential Securities or PSI) branch offices for payments of commissions and account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. Such account servicing fees are paid based on the average balance of Series' shares held in the account of the customers of financial advisers. The Distributor also pays the cost of printing and mailing prospectuses to potential investors and advertising expenses. In addition, the Distributor pays other broker-dealers, including Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions and other expenses incurred by such broker-dealers in distributing the Series' shares.


     Under the Class A Plan, the Trust is obligated to pay a service fee to the Distributor as compensation for its distribution and service activities on behalf of the Class A shares of the Series, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Trust will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     UNDER THE CLASS A PLAN, THE TRUST PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES OF THE SERIES AT THE ANNUAL RATE OF THE LESSER OF (A) .25 OF 1% PER ANNUM OF THE AGGREGATE SALES OF THE SERIES' CLASS A SHARES, not including shares issued in connection with reinvestment of dividends and capital gains distributions, issued on or after July 1, 1985 (the effective date of the Class A Plan) less the aggregate net asset value of any such shares redeemed, OR (B) .25 OF 1% PER ANNUM OF THE AVERAGE DAILY NET ASSET VALUE OF THE SERIES' CLASS A SHARES ISSUED AFTER THE EFFECTIVE DATE OF THE CLASS A PLAN. Such amounts are accrued daily and paid monthly and average daily net assets are calculated on the basis of the Series' fiscal year.

     For the fiscal year ended November 30, 1997, the Series paid distribution expenses under the Class A Plan of .20 of 1% of the average net assets of the Class A shares of the Series. The Trust records all payments made under the Plan as expenses in the calculation of its net investment income.


     The Class A Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Class A Plan or any agreement related to the Class A Plan (the Rule 12b-1 Trustees), vote annually to continue the Class A Plan. The Class A Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding Class A shares of the Series. In the event of termination or noncontinuation of the Class A Plan, the Series would not be legally obligated to pay the Distributor for any expenses incurred under the Class A Plan.

     In addition to distribution and service fees paid by the Series under the Class A Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


PORTFOLIO TRANSACTIONS


     Prudential Securities may act as a broker for the Trust provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian of the Trust's portfolio securities and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Trust. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.




                        HOW THE TRUST VALUES ITS SHARES




     THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.


     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. See "Net Asset Value" in the Statement of Additional Information.


     The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Intermediate Term Series shares have been received or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. See "Net Asset Value" in the Statement of Additional Information.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class Z shares will generally be higher than the NAV of Class A shares because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of distribution and/or service fee expense accrued under the Class A Plan.



                      HOW THE TRUST CALCULATES PERFORMANCE




     THE SERIES MAY FROM TIME TO TIME ADVERTISE ITS YIELD AND ITS TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Series over a 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Trust) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

Average annual total return smooths out variations in performance. Neither average annual nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Series may include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Trust's annual report to shareholders, which may be obtained without charge. See "Shareholder Guide-Shareholder Services-Reports to Shareholders."

TAXATION OF THE SERIES


     EACH SERIES OF THE TRUST IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES AND EACH HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON THE TAXABLE INCOME IT DISTRIBUTES TO SHAREHOLDERS. The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Gains or losses on sales of securities by the Series are generally treated as long-term capital gains or losses if the securities have been held by it for more than one year and otherwise as short-term capital gains or losses.


     Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Series on securities lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series should generally realize short-term capital gain or loss. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Series' transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code, which may, in general, disallow or defer certain losses realized by the Series, recharacterize certain of the Series' long-term capital gains as short-term capital gains (or short-term capital losses as long-term capital losses), and toll the Series' holding period in certain capital assets. In addition, debt securities acquired by the Series may be subject to original issue discount and market discount rules.

     Regulated futures contracts and certain listed options which are not equity options constitute Section 1256 contracts and will be required to be marked to market for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


     In addition, positions which are part of a straddle are subject to special rules including modified wash sale and short sale rules. The Series generally will be required to defer the recognition of losses on positions it holds as part of a straddle to the extent of any unrecognized gain on offsetting positions held by the Series, and will not be able to deduct net interest or other charges incurred to purchase or carry straddle positions. Capital gains realized by the Series in connection with a conversion transaction (generally, a transaction the Series's return from which is attributable solely to the time value of the Series' net investment) will generally be recharacterized as ordinary income.

     The Series' ability to enter into Section 1256 contracts, straddles and swaps may be limited by the asset requirements the Series must satisfy to qualify as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.



TAXATION OF SHAREHOLDERS


     Distributions of net investment income and realized net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses) of the Series, if any, are taxable to shareholders of the Series as ordinary income, whether such distributions are received in cash or reinvested in additional shares. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of how long the shareholder has held the Series' shares. Because none of the income of the Series will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term or long-term capital gains will not be eligible for the dividends-received deduction for corporate shareholders.


     Any gain or loss realized upon a sale, redemption or exchange of shares of the Series by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any loss realized by a shareholder upon the sale, redemption or exchange of Series shares held six months or less will be treated as a long-term capital loss, however, to the extent of any net long-term capital gain distributions received by the shareholder with respect to those shares. Any loss realized on a sale, redemption or exchange will be disallowed to the extent the shares disposed of are replaced (including by reinvestment of dividends) within the 61-day period ending 30 days after the shares are disposed of.


     The Trust has obtained an opinion of counsel to the effect that the exchange of one class of the Series' shares for another class of its shares does not constitute a taxable event for federal income tax purposes. However, such opinion is not binding on the Internal Revenue Service.





WITHHOLDING TAXES


     Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends from net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).



DIVIDENDS AND DISTRIBUTIONS

     THE SERIES DECLARES DIVIDENDS ON A DAILY BASIS PAYABLE MONTHLY IN AN AMOUNT BASED ON ACTUAL AND PROJECTED NET INVESTMENT INCOME DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that Class A will bear its own distribution expenses, generally resulting in lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Trust Values Its Shares."

     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES, BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential

Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Trust will notify each shareholder after the close of the Trust's taxable year of both the dollar amount and taxable status of that year's dividends and distributions on a per share basis. Distributions may be subject to state and local taxes. See "Taxation of Shareholders" above.


     As of November 30, 1997, the Series had a capital loss carryforward for federal income tax purposes of approximately $33,664,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

     IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.



                              GENERAL INFORMATION



DESCRIPTION OF SHARES


     THE TRUST, ORGANIZED IN 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS, IS A TRUST FUND OF THE TYPE COMMONLY KNOWN AS A MASSACHUSETTS BUSINESS TRUST. The Trust's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series and classes within such series. The Series is authorized to issue an unlimited number of shares, divided into two classes, designated Class A and Class Z.


     The shareholders of the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series are each entitled to a full vote for each full share of beneficial interest (par value $.01 per share) held (and fractional votes for fractional shares). Shares of each series are entitled to vote as a class only to the extent required by the provisions of the Investment Company Act or as otherwise permitted by the Trustees in their sole discretion. Under the Investment Company Act, shareholders of each series have to approve the adoption of any investment advisory agreement relating to such series and of any changes in investment policies related thereto.

     Shares of the Short-Intermediate Term Series are currently divided into two classes designated Class A and Class Z shares. Each class represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different expenses which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (iii) each class has a different exchange privilege and (iv) Class Z shares are offered exclusively for sale to a limited group of investors. Since Class A shares are subject to distribution and/or service expenses, the liquidation proceeds to shareholders of that class are likely to be lower than to Class Z shareholders whose shares are not subject to any distribution and/or service expenses. In accordance with the Trust's Declaration of Trust, the Trustees may authorize the creation of additional classes, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     IT IS THE INTENTION OF THE TRUST NOT TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. THE TRUSTEES MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS FOR ACTION BY SHAREHOLDER VOTE AS MAY BE REQUIRED BY THE INVESTMENT COMPANY ACT OR THE DECLARATION OF TRUST. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE TRUST'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES.


ADDITIONAL INFORMATION


     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.



                               SHAREHOLDER GUIDE




HOW TO BUY SHARES OF THE TRUST


     YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES OR THROUGH PRUSEC OR DIRECTLY FROM THE TRUST THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION:
INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The minimum initial investment for Class A shares is $1,000. The minimum subsequent investment is $100. There is no minimum initial or subsequent investment requirement for investors who qualify to purchase Class Z shares. All minimum investment requirements are waived for certain retirement and employee savings plans and for custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


     SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV NEXT DETERMINED AFTER RECEIPT OF AN ORDER BY PMFS OF A PURCHASE ORDER AND PAYMENT IN PROPER FORM (I.E., A CHECK OR FEDERAL FUNDS WIRED TO STATE STREET BANK AND TRUST COMPANY (STATE STREET)). SEE "HOW THE TRUST VALUES ITS SHARES." When payment is received by PMFS prior to 4:15 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:15 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates. Shareholders cannot utilize Expedited Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

     The Trust reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     Your dealer is responsible for forwarding payment promptly to the Trust. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Trust shares may be subject to postage and handling charges imposed by your dealer.

     In connection with the sale of shares of the Series, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares by such persons. For more information about shares of the Trust contact your Prudential Securities financial adviser or Prusec representative or telephone the Trust at (800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.



     CLASS Z

     Class Z shares are currently available for purchases by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Series is an available option (collectively, Benefit Plans); provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities. The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Series is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Series), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

     PURCHASES THROUGH PRUDENTIAL SECURITIES. Shares of the Series may be purchased through Prudential Securities at the net asset value next computed after your order is received. Prudential Securities will transmit your order to the Trust on the next business day for settlement that day and you will begin earning dividends on the second business day after receipt of your order by Prudential Securities. Prudential Securities will have the use of any free credit balances (I.E., immediately available funds) held in your account until they are delivered to the Trust in connection with your purchase.

     Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will thereafter receive statements and dividends directly from the Trust and will in turn provide investors with Prudential Securities account statements reflecting Series purchases, redemptions and dividend payments.

     Prudential Securities clients wishing additional information concerning investment in Series shares made through Prudential Securities should call their Prudential Securities financial adviser.

     PURCHASES THROUGH PRUSEC. You may purchase shares of the Series by placing an order with your Prusec registered representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. The Prusec registered representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


     PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 to receive an account number. The following information will be requested: your name, address, tax identification number, dividend and distribution elections, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Securities Trust (Short-Intermediate Term Series), specifying on the wire the account number assigned and your name and identifying the class in which you are eligible to invest (Class A or Class Z shares).


     If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase Series shares as of that day and earn dividends commencing on the next business day.

     In making a subsequent purchase utilizing Federal Funds, you should wire State Street directly and should be sure that the wire specifies Prudential Government Securities Trust (Short-Intermediate Term Series) Class A or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be subsequently invested by wire is $1,000.


     PURCHASE BY MAIL. Purchase orders for which remittance is to be made by check must be submitted directly by mail to Prudential Mutual Fund Services LLC,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed Application Form. You should also submit an IRS Form W-9. If PMFS receives your order to purchase shares of the Series and payment in proper form prior to 4:15 P.M., New York time, the purchase order will be effective on that day and you will begin earning dividends on the following business day. See "Taxes, Dividends and Distributions."

Checks should be made payable to Prudential Government Securities Trust (Short-Intermediate Term Series) and should indicate Class A or Class Z shares. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares."



HOW TO SELL YOUR SHARES


     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE TRUST VALUES ITS SHARES."


     Shares for which a redemption request is received by PMFS prior to 4:15 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, a shareholder may arrange to have payment for redeemed shares made in Federal Funds wired to the shareholder's bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should a shareholder redeem all of his or her shares, he or she will receive the amount of all dividends declared for the month-to-date on those shares. Any capital gain or loss realized by a shareholder upon any redemption of Trust shares must be recognized for federal income tax purposes. See "Taxes, Dividends and Distributions."


     Prudential Securities clients for whom Prudential Securities has purchased shares of the Trust may have their shares redeemed by calling their Prudential Securities financial adviser.


     If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Trust in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a benefit plan that participates in the Prudential PruArray or Smartpath Program, if the proceeds of the redemption are invested in another investment option of such plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL ORDINARILY BE MADE BY CHECK MAILED TO THE SHAREHOLDER'S ADDRESS WITHIN SEVEN DAYS AFTER RECEIPT OF THE REDEMPTION REQUEST IN PROPER ORDER. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed, for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE TRUST OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED IF SHARES ARE PURCHASED BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


     EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption.

In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorizat`ion form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:15 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.



     A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.


     DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTIONS MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM YOUR SHARES BY MAIL AS DESCRIBED ABOVE.



     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Trust Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Trust, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Series during any 90-day period for any one shareholder.



     INVOLUNTARY REDEMPTION. In order to reduce the expenses of the Trust, the Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Trust would give shareholders whose shares were being redeemed 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.



     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Trust at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Trust's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. Exercise of the repurchase privilege may affect the income tax treatment of any gain or loss realized upon the redemption. See "Taxes, Dividends and Distributions" above and in the Statement of Additional Information.

     CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of the redemption of Fund shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.


HOW TO EXCHANGE YOUR SHARES


     AS A SHAREHOLDER OF THE SERIES, YOU MAY EXCHANGE YOUR SHARES FOR SHARES OF OTHER SERIES OF THE TRUST AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS ON THE BASIS OF RELATIVE NAV. You may exchange your Class A or Class Z shares for Class A or Class Z shares, respectively, of the Prudential Mutual Funds on the basis of the relative

NAV plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. You may not exchange your shares for Class C shares of the Prudential Mutual Funds. See "How to Sell Your Shares-Class B and Class C Purchase Privilege" above and "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. See "Taxes, Dividends and Distributions" above and in the Statement of Additional Information.


     Class Z shareholders of the Series may exchange their Class Z shares for Class Z shares of other Prudential Mutual Funds on the basis of relative net asset value. Shareholders who qualify to purchase Class Z shares (other than participants in any fee-based program) will have their Class A shares exchanged for Class Z shares on a quarterly basis. Participants in any fee-based program for which the Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in the PSI 401(k) Plan, an employee benefit plan sponsored by Prudential Securities (the PSI 401(k) Plan) for which the Series' Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Trust at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fradulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE TRUST NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE TRUST OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "PURCHASE AND REDEMPTION OF TRUST SHARES-HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.
     The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

     The Exchange Privilege is not a right and may be suspended, terminated or modified at any time on 60 days' notice to shareholders.

     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.



SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Trust, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold your shares through Prudential Securities, you should contact your financial adviser.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of Series shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.


     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


     o REPORTS TO SHAREHOLDERS. The Trust will send you the Series' annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Trust will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Trust.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll free) or, from outside the U.S.A., at
 (908) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

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                       THE PRUDENTIAL MUTUAL FUND FAMILY







     Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec registered representative or telephone the Trust at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



                               Taxable Bond Funds


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
        Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
        Income Portfolio



                              Tax-Exempt Bond Funds


Prudential California Municipal Fund
        California Series
        California Income Series
Prudential Municipal Bond Fund
        High Yield Series
        Insured Series
        Intermediate Series
Prudential Municipal Series Fund

        Florida Series
        Maryland Series

        Massachusetts Series
        Michigan Series
        New Jersey Series
        New York Series
        North Carolina Series
        Ohio Series
        Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  Global Funds


Prudential Emerging Growth Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
        Limited Maturity Portfolio

Prudential Intermediate Global Income Fund, Inc.

Prudential International Bond Fund, Inc.

Prudential Natural Resources Fund, Inc.

Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
        Global Series
        International Stock Series
Global Utility Fund, Inc.

The Global Total Return Fund, Inc.



                                  Equity Funds



Prudential Balanced Fund

Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund

        Prudential Bond Market Index Fund
        Prudential Europe Index Fund
        Prudential Pacific Index Fund
        Prudential Small-Cap Index Fund
Prudential Stock Index Fund

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Inc.
        Prudential Jennison Growth Fund
        Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
        Nicholas-Applegate Growth Equity Fund

                               Money Market Funds


o TAXABLE MONEY MARKET FUNDS

Cash Accumulation Trust
        National Money Market Fund
        Liquid Assets Fund
Prudential Government Securities Trust

        Money Market Series
        U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
        Money Market Series

Prudential MoneyMart Assets, Inc.

o TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
        California Money Market Series
Prudential Municipal Series Fund
        Connecticut Money Market Series
        Massachusetts Money Market Series
        New Jersey Money Market Series

        New York Money Market Series

o COMMAND FUNDS
Command Money Fund
Command Government Fund

Command Tax-Free Fund

o INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
        Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

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                               TABLE OF CONTENTS





                                                  PAGE
                                                 -----
TRUST HIGHLIGHTS   ...........................       2
   What are the Series' Risk Factors
    and Special Characteristics?  ............       2
TRUST EXPENSES     ...........................       4
FINANCIAL HIGHLIGHTS  ........................       5
HOW THE TRUST INVESTS ........................       7
   Investment Objective and Policies .........       7
   Other Investments and Policies ............       9
   Other Investments and Investment Techniques      12
   Investment Restrictions  ..................      17
HOW THE TRUST IS MANAGED .....................      18
   Manager   .................................      18
   Distributor  ..............................      19
   Portfolio Transactions   ..................      20
   Custodian and Transfer and
    Dividend Disbursing Agent  ...............      20
HOW THE TRUST VALUES ITS SHARES   ............      20
HOW THE TRUST CALCULATES PERFORMANCE   .            20
TAXES, DIVIDENDS AND DISTRIBUTIONS   .........      21
GENERAL INFORMATION   ........................      23
   Description of Shares .....................      23
   Additional Information   ..................      24
SHAREHOLDER GUIDE  ...........................      24
   How to Buy Shares of the Trust ............      24
   How to Sell Your Shares  ..................      26
   How to Exchange Your Shares    ............      28
   Shareholder Services  .....................      29



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MF111A




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                           Class A: 744342 10 6
             CUSIP Nos.:   Class Z: 744342 60 1
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Prudential Government
Series
Trust

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Short-Intermediate
Term Series



[GRAPHIC OMITTED]



                                   PROSPECTUS


                                JANUARY 30, 1998




                               WWW.PRUDENTIAL.COM

                    PRUDENTIAL GOVERNMENT SECURITIES TRUST

                      Statement of Additional Information

                            dated January 30, 1998

     Prudential Government Securities Trust (the Trust) is offered in three series: the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series. Each series operates as a separate fund with its own investment objectives and policies designed to meet its specific investment goals. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. There can be no assurance that any series' investment objective will be achieved.


     The Trust's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about each of the series. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Money Market Series Prospectus, U.S. Treasury Money Market Series Prospectus or Short-Intermediate Term Series Prospectus, each dated January 30, 1998, copies of which may be obtained from the Trust upon request.



                               TABLE OF CONTENTS



                                                                                        CROSS-REFERENCE    CROSS-REFERENCE
                                                                     CROSS-REFERENCE    TO PAGE IN U.S.      TO PAGE IN
                                                                       TO PAGE IN       TREASURY MONEY    SHORT-INTERMEDIATE
                                                                      MONEY MARKET       MARKET SERIES          TERM
                                                            PAGE   SERIES PROSPECTUS   PROSPECTUS        SERIES PROSPECTUS
                                                            ------ ------------------- ----------------- -------------------
General Information .......................................  B-2           13                 12                 23
Investment Objective(s) and Policies  .....................  B-3
Money Market Series .......................................  B-4            7                  -
U.S. Treasury Money Market Series  ........................  B-5            -                  7                  -
Short-Intermediate Term Series  ...........................  B-6            -                  -                  7
Portfolio Turnover  .......................................  B-15           -                  -                  -
Investment Restrictions   .................................  B-15           9                  9                 17
Trustees and Officers  ....................................  B-17           9                  9                 18
Manager ...................................................  B-21           9                  9                 18
Distributor   .............................................  B-23          10                 10                 19
Portfolio Transactions and Brokerage  .....................  B-24          11                 11                 20
Shareholder Investment Account  ...........................  B-24          20                 20                 28
Net Asset Value  ..........................................  B-27          11                 11                 20
Performance Information   .................................  B-28
  Money Market Series and U.S. Treasury
    Money Market Series-Calculation of Yield   ............  B-28           7                  7                  -
  Short-Intermediate Term Series-Calculation
    of Yield and Total Return   ...........................  B-28           -                  -                 20
Taxes, Dividends and Distributions ........................  B-29          12                 11                 21
Custodian and Transfer and Dividend Disbursing
  Agent and Independent Accountants   .....................  B-30          11                 11                 20
Financial Statements   ....................................  B-31           -                  -                  -
Report of Independent Accountants  ........................  B-45           -                  -                  -
Appendix I-General Investment Information   ...............  I-1            -                  -                  -
Appendix II-Historical Performance Data  ..................  II-1           -                  -                  -
Appendix III-Information Relating to The Prudential  ......  III-1


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MF111B

                              GENERAL INFORMATION



     The Trust is a trust fund of the type commonly known as a Massachusetts business trust. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability: under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust, which is not the case with a corporation. The Declaration of Trust of the Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written obligation, contract, instrument or undertaking made by the Trust shall contain a provision to the effect that the shareholders are not individually bound thereunder.


     Massachusetts counsel for the Trust are of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     The Declaration of Trust further provides that no trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, wilful misfeasance, gross negligence, or reckless disregard of his or its duties. It also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of trustees, officers, employees or agents of the Trust against all liability in connection with the affairs of the Trust.

     Other distinctions between a corporation and a Massachusetts business trust include the absence of a requirement that business trusts issue share certificates.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.


     Pursuant to the Declaration of Trust, the Trustees initially authorized the issuance of an unlimited number of full and fractional shares of a single class. In connection with the establishment of the Short-Intermediate Term Series (formerly the Intermediate Term Series), on July 1, 1982, the Trustees designated the outstanding shares and shares that may thereafter be issued under previous authority as the shares of the Money Market Series. On November 1, 1991, the Trustees established the U.S. Treasury Money Market Series by designating it out of the unissued shares of beneficial interest of the Trust. In so designating, the Trustees did not change any of the existing shareholders' preferences, privileges, limitations or voting rights. Each share of the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series represents an equal proportionate interest in the assets of the Trust attributable to the respective series with each other share of the respective series. The Declaration of Trust permits the Trustees to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the shares of any series in the assets of the Trust attributable to such series. If the assets attributable to one series of shares are insufficient to satisfy its liabilities, the assets of other series could be subjected to such liabilities. Upon liquidation of the Trust, shareholders are entitled to share pro rata in the net assets of the Trust attributable to the series of which shares are held and available for distribution to shareholders. Shares have no preemptive, appraisal or conversion rights and, except as may be otherwise indicated hereby, no preference rights. Shares are fully paid and nonassessable by the Trust.


     Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares and classes within such series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Trust) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act of 1940, as amended (the Investment Company Act), shareholders of any additional series or class of shares would normally have to approve any changes in the management contract relating to such series or class and of any changes in the investment policies related thereto.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all trustees being selected, while the holders of the remaining shares would be unable to elect any trustees.

     On May 2, 1995, the Trustees approved a change in the name of the Intermediate Term Series to the Short-Intermediate Term Series.



                       INVESTMENT OBJECTIVES AND POLICIES


     The Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series operate as separate funds with their own investment objectives and policies. The investment objectives of the Money Market Series and the U.S. Treasury Money Market Series are to obtain high current income, preserve capital and maintain liquidity. The investment objective of the Short-Intermediate Term Series is to achieve a high level of income consistent with providing reasonable safety. For a further description of the investment objectives and policies for each series see "How the Trust Invests-Investment Objective and Policies" in their respective Prospectuses. There can be no assurance that any series' investment objective will be achieved.


     The investment adviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial statements supplied by corporate (and governmental) issuers to evaluate sales, earnings, projected growth and seek to achieve an allocation among different sectors, coupons and maturities to achieve each Series' investment goals. The portfolio manager also seeks bonds with a high level of call protection.

     In order to achieve their objectives, the Money Market Series, the U.S. Treasury Money Market Series and the Short-Intermediate Term Series (collectively referred to as the Series), each acting independently of the other, may, when appropriate, invest in the types of instruments and use certain strategies described below:


REPURCHASE AGREEMENTS

     The Trust's repurchase agreements will be collateralized by U.S. Government obligations. The Trust will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Trustees. The Trust's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Trust will suffer a loss.


     The Trust participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Trust may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.



ILLIQUID SECURITIES

     The Trust may not hold more than 10% of the net assets of any Series (15% in the case of the Short-Intermediate Term Series) in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.
(NASD).


     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be traded flat (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



MONEY MARKET SERIES



     The Money Market Series seeks to achieve its objectives by investing in United States Government securities that mature within thirteen months from date of purchase, including a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities which have been established or sponsored by the United States Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Money Market Series may invest which are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association
(FNMA) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may only be satisfied by the individual credits of each issuing agency. Treasury securities include Treasury bills, Treasury notes and Treasury bonds, all of which are backed by the full faith and credit of the United States, as are obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Money Market Series will invest at least 80% of its assets in such types of government securities.



     The Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Treasury obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

     The Money Market Series may also invest in fully insured certificates of deposit. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit
(CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Interest on such CDs is not insured. The Money Market Series may invest in such CDs, limited to the insured amount of principal ($100,000) in each case and to 10% or less of the gross assets of the Money Market Series in all such CDs in the aggregate. Such CDs may or may not have a readily available market, and the investment of the Money Market Series in CDs which do not have a readily available market is further limited by the restriction on investment by the Money Market Series of not more than 10% of assets in securities for which there is no readily available market. See "Investment Restrictions."

     The Money Market Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. As a result, the Money Market Series may not necessarily invest in securities with the highest available yield. The Money Market Series will not, however, invest in securities with remaining maturities of more than thirteen months or maintain a dollar-weighted average maturity which exceeds 90 days. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while frequently paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than are shorter-term issues. Thus, when rates on new securities increase, the value of outstanding longer-term securities may decline and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline. See "Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or the Money Market Series may have to borrow money and incur interest expense. Either occurrence would adversely affect the amount of daily dividends and could result in a decline in daily net asset value per share or the reduction by the Money Market Series of the number of shares held in a shareholder's account. The Money Market Series will attempt to minimize these risks by investing in longer-term securities, subject to the foregoing limitations, when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Money Market Series will be successful in achieving this objective.


LIQUIDITY PUTS


     The Money Market Series may also purchase instruments of the types described in this section together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Money Market Series pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Money Market Series' investment objective and applicable rules issued by the SEC and subject to the supervision of the Trustees, the purpose of this practice is to permit the Money Market Series to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Money Market Series may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Money Market Series' investment adviser considers, among other things, the amount of cash available to the Money Market Series, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Money Market Series' portfolio.


     Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Money Market Series' policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Money Market Series is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

     The Money Market Series values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.


U.S. TREASURY MONEY MARKET SERIES


     The U.S. Treasury Money Market Series seeks to achieve its objective by investing in U.S. Treasury securities, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.

     The U.S. Treasury Money Market Series may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components.


     The U.S. Treasury Money Market Series does not engage in repurchase agreements or lend its portfolio securities because the income from such activities is generally not exempt from state and local income taxes, but may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering into the transaction. The Trust's Custodian will maintain, in a segregated account of the Series, cash or other liquid assets having a value equal to or greater than the Series' purchase commitments.


SHORT-INTERMEDIATE TERM SERIES

     The Short-Intermediate Term Series' investment objective is to achieve a high level of income consistent with providing reasonable safety. In seeking to achieve its objective, the Series will under normal circumstances invest at least 65% of its total assets in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued, including mortage-backed securities, asset backed securities and other securities, or guaranteed by the U.S. Government, its agencies or instrumentalities. The Series may also invest up to 35% of its assets in fixed-rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities (among other privately issued instruments), rated A or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO) or, if unrated, determined to be of comparable quality by the Series' investment adviser, and money market instruments of a comparable short-term rating. The Series may also engage in various strategies using derivatives, including the use of put and call options on securities and financial indices, transactions involving futures contracts and related options, short selling and use of leverage, including reverse repurchase agreements and dollar rolls, which entail additional risks to the Series. See "How the Trust Invests-Investment Objective and Policies" in the Prospectus.


     The Short-Intermediate Term Series intends to vary the proportion of its holdings of longer and shorter-term debt securities in order to reflect its assessment of prospective changes in interest rates even if such action may adversely affect current income. For example, if, in the opinion of the Short-Intermediate Term Series' investment adviser, interest rates generally are expected to decline, the Short-Intermediate Term Series may sell its shorter-term securities and purchase longer-term securities in order to benefit from greater expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the investment adviser's ability to forecast changes in interest rates. Moreover, the Short-Intermediate Term Series intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials. In addition, if, in the opinion of the investment adviser market conditions warrant, the Short-Intermediate Term Series may purchase U.S. Government securities at a discount or trade securities in response to fluctuations in interest rates to provide for the prospect of modest capital appreciation at maturity.


U.S. GOVERNMENT SECURITIES

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Short-Intermediate Term Series may purchase mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including GNMA, FNMA and FHLMC certificates. See "Mortgage-Backed Securities" below. Mortgages backing the securities which may be purchased by the Short-Intermediate Term Series include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominately principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Short-Intermediate Term Series reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Short-Intermediate Term Series' ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgaged-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. The value of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

     SPECIAL CONSIDERATIONS. Fixed income U.S. Government securities are considered among the most creditworthy of fixed income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Short-Intermediate Term Series.


     At a time when the Short-Intermediate Term Series has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Short-Intermediate Term Series. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Short-Intermediate Term Series' capital gains distribution. Accordingly, the Short-Intermediate Term Series would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Options Transactions and Related Risks."



MORTGAGE-BACKED SECURITIES

     As discussed in the Prospectus, the mortgage-backed securities purchased by the Short-Intermediate Term Series evidence an interest in a specific pool of mortgages. Such securities may be issued by GNMA, FNMA and FHLMC.

     GNMA CERTIFICATES. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans issued by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the FHLMC Act). The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     ADJUSTABLE RATE MORTGAGE SECURITIES. The Short-Intermediate Term Series may invest in adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

     The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

     There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule recently adopted by the SEC, and the Short-Intermediate Term Series may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by the Short-Intermediate Term Series in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Short-Intermediate Term Series' investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that
(a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies.


     OTHER INVESTMENTS. Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Short-Intermediate Term Series in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Short-Intermediate Term Series will not invest more than 5% of its assets in such custodial receipts.


OPTIONS TRANSACTIONS AND RELATED RISKS

     The Short-Intermediate Term Series may purchase put and call options and sell covered put and call options which are traded on national securities exchanges and may also engage in over-the-counter options transactions with recognized United States securities dealers (OTC Options).

     OPTIONS ON SECURITIES. The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Short-Intermediate Term Series writes a call option, the Short-Intermediate Term Series loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Short-Intermediate Term Series becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Short-Intermediate Term Series might, therefore, be obligated to purchase the underlying securities for more than their current market price.

     The writer of an option retains the amount of any premium paid for the writing of the option. The Series' maximum gain with respect to an option written is the premium. In the case of a covered call option that is not exercised, the amount of any premium may be offset or exceeded by a decline in the value of the securities underlying the call option that the Series must retain in order to maintain the "cover" on such option and, with respect to put options written, the amount of any premium may be offset or exceeded by the difference between the then current market price of the underlying security and the strike price of the put option (the price at which the Series must purchase the underlying security).

     The Short-Intermediate Term Series may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Short-Intermediate Term Series may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Short-Intermediate Term Series' investments and therefore the put option may not provide complete protection against a decline in the value of the Short-Intermediate Term Series' investments below the level sought to be protected by the put option.

     The Short-Intermediate Term Series may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Short-Intermediate Term Series may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Short-Intermediate Term Series intends to acquire. In such circumstances the Short-Intermediate Term Series will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Short-Intermediate Term Series is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Short-Intermediate Term Series.

     The Short-Intermediate Term Series may write options on securities in connection with buy-and-write transactions; that is, the Short-Intermediate Term Series may purchase a security and concurrently write a call option against that security.

     The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Short-Intermediate Term Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Short-Intermediate Term Series' purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


     Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Short-Intermediate Term Series and its contra-party with no clearing organization guarantee. Thus, when the Short-Intermediate Term Series purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Short-Intermediate Term Series as well as the loss of the expected benefit of the transaction. The Board of Trustees of the Trust has approved a list of dealers with which the Short-Intermediate Term Series may engage in OTC options.


     When the Short-Intermediate Term Series writes an OTC option, it generally will be able to close out the OTC options prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Short-Intermediate Term Series originally wrote the OTC option. While the Short-Intermediate Term Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Short-Intermediate Term Series, there can be no assurance that the Short-Intermediate Term Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Short-Intermediate Term Series is able to effect a closing purchase transaction in a covered OTC call option the Short-Intermediate Term Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Short-Intermediate Term Series may be unable to liquidate an OTC option.

     OTC options purchased by the Short-Intermediate Term Series will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Short-Intermediate Term Series will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Short-Intermediate Term Series may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Short-Intermediate Term Series may write only "covered" options. This means that so long as the Short-Intermediate Term Series is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with the Trust's Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). In the case of a straddle written by the Short-Intermediate Term Series, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

     OPTIONS ON SECURITIES INDICES. The Short-Intermediate Term Series also may purchase and write put and call options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Short-Intermediate Term Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, the Short-Intermediate Term Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Short-Intermediate Term Series owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Short-Intermediate Term Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

     When the Short-Intermediate Term Series writes an option on a securities index, it will be required to deposit with the Trust's Custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Short-Intermediate Term Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Short-Intermediate Term Series will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

     Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Short-Intermediate Term Series may expire worthless, in which case the Short-Intermediate Term Series would lose the premium paid therefor.

     OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Short-Intermediate Term Series may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Short-Intermediate Term Series as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Short-Intermediate Term Series will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

     A GNMA Certificate held by the Short-Intermediate Term Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Short-Intermediate Term Series will no longer be covered, and the Short-Intermediate Term Series will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Short-Intermediate Term Series closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

     RISKS OF OPTIONS TRANSACTIONS. An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Short-Intermediate Term Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Short-Intermediate Term Series would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Short-Intermediate Term Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options;
(b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or The Options Clearing Corporation (the OCC) to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in options transactions, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Short-Intermediate Term Series, the Short-Intermediate Term Series could experience a loss of all or part of the value of the option. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     FUTURES CONTRACTS. As a purchaser of a futures contract (futures contract), the Short-Intermediate Term Series incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Short-Intermediate Term Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Short-Intermediate Term Series may purchase futures contracts on debt securities, aggregates of debt securities, financial indices and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR).

     The Short-Intermediate Term Series will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Short-Intermediate Term Series' portfolio securities may fall, the Short-Intermediate Term Series may sell a futures contract. If declining interest rates are anticipated, the Short-Intermediate Term Series may purchase a futures contract to protect against a potential increase in the price of securities the Short-Intermediate Term Series intends to purchase. Subsequently, appropriate securities may be purchased by the Short-Intermediate Term Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Short-Intermediate Term Series will be able to enter into a closing transaction.


     When the Short-Intermediate Term Series enters into a futures contract it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges. Under a recently adopted SEC rule, Short-Intermediate Term Series may place and maintain cash or other liquid assets with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on a futures contract which will be returned to the Short-Intermediate Term Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Short-Intermediate Term Series may be required to make subsequent deposits into the segregated account, maintained at the Trust's Custodian for that purpose, of cash or other liquid assets, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.


     OPTIONS ON FUTURES CONTRACTS. The Short-Intermediate Term Series may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Short-Intermediate Term Series may only write "covered" put and call options on futures contracts. The Short-Intermediate Term Series will be considered "covered" with respect to a call option it writes on a futures contract if the Short-Intermediate Term Series owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash, or other liquid equal assets to the fluctuating value of the optioned future. The Short-Intermediate Term Series will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Short-Intermediate Term Series with the Trust's Custodian with respect to such option). There is no limitation on the amount of the Short-Intermediate Term Series' assets which can be placed in the segregated account.


     The Short-Intermediate Term Series may purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The Short-Intermediate Term Series may sell a futures contract to protect against the decline in the value of securities held by the Short-Intermediate Term Series. However, it is possible that the futures market may advance and the value of securities held in the Short-Intermediate Term Series' portfolio may decline. If this were to occur, the Short-Intermediate Term Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     If the Short-Intermediate Term Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Short-Intermediate Term Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In order to assure that the Short-Intermediate Term Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the Commodities Futures Trading Commission, either: (1) a substantial majority (I.E., approximately 75%) of all anticipatory hedge transactions (transactions in which the Short-Intermediate Term Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Short-Intermediate Term Series; (b) cash held by the Short-Intermediate Term Series; (c) cash proceeds due to the Short-Intermediate Term Series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

     If the Short-Intermediate Term Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at the Custodian, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Short-Intermediate Term Series to purchase the same contract at a price no higher than the price at which the short position was established.


     In addition, if the Short-Intermediate Term Series holds a long position in a futures contract, it will hold cash equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Short-Intermediate Term Series by the Trust's Custodian. Alternatively, the Short-Intermediate Term Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Short-Intermediate Term Series.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Short-Intermediate Term Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Short-Intermediate Term Series has insufficient cash, it may be disadvantageous to do so. In addition, the Short-Intermediate Term Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Short-Intermediate Term Series' ability to effectively hedge its portfolio.


     In the event of the bankruptcy of a broker through which the Short-Intermediate Term Series engages in transactions in futures or options thereon, the Short-Intermediate Term Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Short-Intermediate Term Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

     There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Short-Intermediate Term Series' portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Short-Intermediate Term Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Short-Intermediate Term Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Short-Intermediate Term Series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

     Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Short-Intermediate Term Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Short-Intermediate Term Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.


SECURITIES LENDING

     Consistent with applicable regulatory requirements, the Short-Intermediate Term Series may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Short-Intermediate Term Series and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Short-Intermediate Term Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

     A loan may be terminated by the borrower on one business day's notice, or by the Short-Intermediate Term Series on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Short-Intermediate Term Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Short-Intermediate Term Series' investment adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Short-Intermediate Term Series. Any gain or loss in the market price during the loan period would inure to the Short-Intermediate Term Series. The creditworthiness of firms to which the Short-Intermediate Term Series lends its portfolio securities will be monitored on an ongoing basis by the investment adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Short-Intermediate Term Series will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Short-Intermediate Term Series' investment in such loaned securities. The Short-Intermediate Term Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.


INTEREST RATE SWAP TRANSACTIONS

     The Short-Intermediate Term Series may enter into either asset-based interest rate swaps or liability-based interest rate swaps, depending on whether it is hedging its assets or its liabilities. The Short-Intermediate Term Series will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Short-Intermediate Term Series receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the Short-Intermediate Term Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Short-Intermediate Term Series' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's Custodian. To the extent that the Short-Intermediate Term Series enters into interest rate swaps on other than a net basis, the amount maintained in the segregated account will be the full amount of the Short-Intermediate Term Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Short-Intermediate Term Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Short-Intermediate Term Series would diminish compared to what it would have been if this investment technique was never used.

     The Short-Intermediate Term Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Short-Intermediate Term Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Short-Intermediate Term Series' risk of loss consists of the net amount of interest payments, if any, that the Short-Intermediate Term Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Short-Intermediate Term Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The Short-Intermediate Term Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Trust's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Trust's Board of Trustees.


SEGREGATED ACCOUNTS

     When the Trust is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Trust's Custodian, "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or liquid, unencumbered assets, marked-to-market daily.



                               PORTFOLIO TURNOVER

     The Money Market Series and the U.S. Treasury Money Market Series intend normally to hold their portfolio securities to maturity. The Money Market Series and the U.S. Treasury Money Market Series do not normally expect to trade portfolio securities although they may do so to take advantage of short-term market movements. The Money Market Series and the U.S. Treasury Money Market Series will make purchases and sales of portfolio securities with a government securities dealer on a net price basis; brokerage commissions are not normally charged on the purchase or sale of U.S. Treasury Securities. See "Portfolio Transactions and Brokerage."

     Although the Short-Intermediate Term Series has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Short-Intermediate Term Series desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Short-Intermediate Term Series may reach, or even exceed, 250%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Short-Intermediate Term Series were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Short-Intermediate Term Series. The portfolio turnover rate for the Short-Intermediate Term Series for the fiscal years ended November 30, 1996 and 1997 was 132% and 210%, respectively.


                            INVESTMENT RESTRICTIONS

     The Trust's fundamental policies as they affect a particular Series cannot be changed without the approval of the outstanding shares of such Series by a vote which is the lesser of (i) 67% or more of the voting securities of such Series represented at a meeting at which more than 50% of the outstanding voting securities of such Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Series. With respect to the submission of a change in fundamental policy or investment objective to a particular Series, such matters shall be deemed to have been effectively acted upon with respect to all Series of the Trust if a majority of the outstanding voting securities of the particular Series votes for the approval of such matters as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Series affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

MONEY MARKET SERIES

     The following investment restrictions are fundamental policies of the Trust with respect to the Money Market Series of the Trust and may not be changed except as described above.

     The Trust may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings are outstanding.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money.

     3. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to thirty percent of the Series' total assets).

     4. Purchase or sell real estate or real estate mortgage loans.

     5. Purchase securities on margin or sell short.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

     7. Underwrite securities of other issuers.

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

     10. Purchase securities on a when-issued basis if, as a result, more than 15% of the Trust's net assets would be committed.

SHORT-INTERMEDIATE TERM SERIES

     The following investment restrictions are fundamental policies of the Trust with respect to the Short-Intermediate Term Series of the Trust and may not be changed except as described above.

     The Trust may not:

     1. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow from banks or through dollar rolls or reverse repurchase agreements up to 331|M/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities or for the clearance of transactions and may pledge up to 331|M/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions reverse repurchase agreements or dollar rolls or the purchase and sale of futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts nor the purchase and sale of related options, nor obligations of the Series to the Trustees of the Trust pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

     2. Make loans to others, except through the purchase of the debt obligations and the repurchase agreements covering government securities and the lending of portfolio securities (limited to 30% of the Series' total assets).

     3. Purchase or sell real estate or real estate mortgage loans, except that the Series may purchase and sell mortgaged-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Series may not purchase interests in real estate limited partnerships which are not readily marketable.


     4. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

     5. Make short sales of securities, or maintain a short position if, when added together, more than 25% of the value of the Series' net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs, except that the Fund may purchase and sell financial futures contracts and options thereon.

     7. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     8. Purchase securities on a when-issued basis if, as a result, more than 15% of the Series' net assets would be committed.

U.S. TREASURY MONEY MARKET SERIES

     In connection with its investment objective and policies as set forth in the Prospectus, the U.S. Treasury Money Market Series has adopted the following investment restrictions.

     The U.S. Treasury Money Market Series may not:

     1. Invest in any securities other than U.S. Treasury obligations.

     2. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions).

     3. Make short sales of securities or maintain a short position.

     4. Issue senior securities, borrow money or pledge its assets, except that the Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the Securities and Exchange Commission for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure such borrowings.

     5. Buy or sell real estate or interests in real estate.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal laws.

     7. Make investments for the purpose of exercising control or management.

     8. Invest in interests in oil, gas or other mineral exploration or development programs.

     9. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of any Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.



                             TRUSTEES AND OFFICERS

                             POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       TRUST           DURING PAST 5 YEARS
--------------------------   ---------------   ----------------------------------------------------------
Edward D. Beach (73)         Trustee           President and Director of BMC Fund, Inc., a closed-end
                                               investment company; previously, Vice Chairman of
                                               Broyhill Furniture Industries, Inc.; Certified Public
                                               Accountant; Secretary and Treasurer of Broyhill Family
                                               Foundation, Inc.; Member of the Board of Trustees of
                                               Mars Hill College; President, Treasurer and Director of
                                               The High Yield Plus Fund, Inc. and First Financial Fund.
                                               Inc.; President and Director of Global Utility Fund, Inc.
-----------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The
Prudential Insurance
 Company of America (Prudential) or Prudential Securities.

                               POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)         TRUST            DURING PAST 5 YEARS
----------------------------   ----------------   ------------------------------------------------------------
Eugene C. Dorsey (70)          Trustee            Retired President, Chief Executive Officer and Trustee of
                                                  the Gannett Foundation (now Freedom Forum); former
                                                  Publisher of four Gannett newspapers and Vice
                                                  President of Gannett Company; past Chairman of
                                                  Independent Sector (national coalition of philanthropic
                                                  organizations); former Chairman of the American
                                                  Council for the Arts; Director of the Advisory Board of
                                                  Chase Manhattan Bank of Rochester and The High Yield
                                                  Income Fund Inc.
Delayne Dedrick Gold (59)      Trustee            Marketing and Management Consultant.
*Robert F. Gunia (51)          Vice President     Chief Administrative Officer (July 1990-September 1996),
                               and Trustee        Director (January 1989-September 1996), Executive
                                                  Vice President, Treasurer and Chief Financial Officer
                                                  (June 1987-September 1996) of Prudential Mutual Fund
                                                  Management, Inc.; Comptroller of Prudential
                                                  Investments (since May 1996); Senior Vice President
                                                  (since March 1987) of Prudential Securities
                                                  Incorporated (Prudential Securities); Vice President and
                                                  Director of The Asia Pacific Fund, Inc. (since May 1989).
*Harry A. Jacobs, Jr. (76)     Trustee            Senior Director (since January 1986) of Prudential
One New York Plaza                                Securities; formerly Interim Chairman and Chief
New York, NY                                      Executive Officer of Prudential Mutual Fund
                                                  Management, Inc. (June-September 1993); formerly
                                                  Chairman of the Board of Prudential Securities
                                                  (1982-1985) and Chairman of the Board and Chief
                                                  Executive Officer of Bache Group, Inc. (1977-1982);
                                                  Director of the Center for National Policy, The First
                                                  Australia Fund, Inc. and The First Australia Prime
                                                  Income Fund, Inc.; Trustee of the Trudeau Institute.
*Mendel A. Melzer, CFA (36)    Trustee            Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                  Mutual Funds; formerly Chief Financial Officer of
Newark, NJ                                        Prudential Investments (November 1995-September
                                                  1996), Senior Vice President and Chief Financial Officer
                                                  of Prudential Preferred Financial Services (April 1993-
                                                  November 1995), Managing Director of Prudential
                                                  Investment Advisors (April 1991-April 1993) and Senior
                                                  Vice President of Prudential Capital Corporation (July
                                                  1989-April 1991).
Thomas T. Mooney (56)          Trustee            President of the Greater Rochester Metro Chamber of
                                                  Commerce; formerly Rochester City Manager; Trustee of
                                                  Center for Governmental Research, Inc.; Director of
                                                  Monroe County Water Authority, Rochester Jobs, Inc.,
                                                  Blue Cross of Rochester, Executive Service Corps of
                                                  Rochester, Monroe County Industrial Development
                                                  Corporation, Northeast Midwest Institute, First Financial
                                                  Fund. Inc., The Global Government Plus Fund, Inc. and
                                                  The High Yield Plus Fund, Inc.
-----------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The
Prudential Insurance
 Company of America (Prudential) or Prudential Securities.

                             POSITION WITH                              PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       TRUST                 DURING PAST 5 YEARS
--------------------------   ---------------------   -----------------------------------------------------------
Thomas H. O'Brien (73)       Trustee                 President of O'Brien Associates (Financial and
                                                     Management Consultants) (since April 1984); formerly
                                                     President of Jamaica Water Securities Corp. (holding
                                                     company) (February 1989-August 1990); Chairman of
                                                     the Board and Chief Executive Officer (September 1987-
                                                     February 1989) of Jamaica Water Supply Company and
                                                     Director (September 1987-April 1991); Director of
                                                     Ridgewood Savings Bank; Trustee of Hofstra University.
*Richard A. Redeker (54)     President               Employee of Prudential Investments; formerly President,
                             and Trustee             Chief Executive Officer and Director (October
                                                     1993-September 1996) of Prudential Mutual Fund
                                                     Management, Inc.; Executive Vice President, Director
                                                     and Member of Operating Committee (October 1993-
                                                     September 1996), Prudential Securities; Director (since
                                                     October 1993-September 1996), Prudential Securities
                                                     Group, Inc.; Executive Vice President, The Prudential
                                                     Investment Corporation (since January 1994);
                                                     previously Senior Executive Vice President and Director
                                                     of Kemper Financial Services, Inc. (September
                                                     1978-September 1993); President and Director of The
                                                     High Yield Income Fund, Inc.
Nancy H. Teeters (67)        Trustee                 Economist; formerly Vice President and Chief Economist
                                                     (March 1986-June 1990) of International Business
                                                     Machines Corporation; Director of Inland Steel
                                                     Industries (since July 1991) and First Financial Fund,
                                                     Inc.
Louis A. Weil, III (56)      Trustee                 Publisher and Chief Executive Officer (since January 1996)
                                                     and Director (since September 1991) of Central
                                                     Newspapers, Inc.; Chairman of the Board (since January
                                                     1996), Publisher and Chief Executive Officer (August
                                                     1991-December 1995) of Phoenix Newspapers, Inc.;
                                                     prior thereto, Publisher of Time Magazine (May
                                                     1989-March 1991); formerly President, Publisher and
                                                     Chief Executive Officer of The Detroit News (February
                                                     1986-August 1989); formerly member of the Advisory
                                                     Board, Chase Manhattan Bank-Westchester.
S. Jane Rose (51)            Secretary               Senior Vice President (January 1991-September 1996) and
                                                     Senior Counsel (June 1987-September 1996) of
                                                     Prudential Mutual Fund Management, Inc.; Senior Vice
                                                     President and Senior Counsel (since June 1992) of
                                                     Prudential Securities; formerly Vice President and
                                                     Associate General Counsel of Prudential Securities.
Grace C. Torres (38)         Treasurer and           First Vice President (since December 1996) of PIFM; First
                             Principal Financial     Vice President (since March 1994) of Prudential
                             and Accounting          Securities; formerly First Vice President (March 1994-
                             Officer                 September 1996) of Prudential Mutual Fund
                                                     Management, Inc. and Vice President (July 1989-
                                                     March 1994) of Bankers Trust Corporation.
-----------
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with The Prudential
Insurance
 Company of America (Prudential) or Prudential Securities.

                             POSITION WITH                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       TRUST          DURING PAST 5 YEARS
--------------------------   --------------   ---------------------------------------------------------
Stephen M. Ungerman (44)     Assistant        Tax Director of Prudential Investments and the Private
                             Treasurer        Asset Group of Prudential (since March 1996); formerly prior thereto, Senior Tax Manager of Price Waterhouse (1981-January
                                              1993).



-----------

(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Mutual Investments Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

     Trustees of the Trust are elected by the holders of the shares of all Series of the Trust, and not separately by holders of each Series voting as a class.

     Trustees and officers of the Trust are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

     The officers conduct and supervise the daily business operations of the Trust, while the Trustees, in addition to their functions set forth under "Manager," and "Distributor," review such actions and decide on general policy.


     The Trust pays each of its directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) annual compensation of $9,000, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year.

     Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues daily the amount of such Trustee's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Trust (the Trust Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Trust's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.


     The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.


     Pursuant to the terms of the Management Agreement with the Trust, the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Trustees of the Trust who are affiliated persons of the Manager.


     On October 30, 1996, at an annual meeting of shareholders, shareholders of record on August 9, 1996, voted to elect new Trustees of the Trust and to continue the services of Ms. Gold and Messrs. Redeker and Weil as Trustees of the Trust. The following table sets forth the aggregate compensation paid by the Portfolio for the fiscal year ended November 30, 1997 to current Trustees of the Trust, as well as to Trustees of the Trust who served during the Trust's 1997 fiscal year. The table also shows aggregate compensation paid to those Trustees for service on Boards of all funds managed by Prudential Investments Fund Management LLC, including the Trust, for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE




                                                                                                                   TOTAL
                                                                       PENSION OR                              COMPENSATION
                                                                       RETIREMENT                               FROM TRUST
                                                   AGGREGATE        BENEFITS ACCRUED     ESTIMATED ANNUAL        AND FUND
                                                  COMPENSATION      AS PART OF TRUST      BENEFITS UPON        COMPLEX PAID
NAME AND POSITION                                 FROM TRUST       EXPENSES             RETIREMENT           TO TRUSTEES
-----------------------------------------------   --------------   ------------------   ------------------   -----------------
Edward D. Beach-Trustee                               $4,500              None                 N/A           $135,000(38/63)*
Eugene C. Dorsey-Trustee**                            $4,500              None                 N/A           $ 70,000(16/43)*
Delayne Dedrick Gold-Trustee                          $4,500              None                 N/A           $135,000(38/63)*
Robert F. Gunia-Trustee and Vice President(1)             -                -                    -                  -
Harry A. Jacobs, Jr.-Trustee(1)                           -                -                    -                  -
Donald D. Lennox-Trustee                              $4,500              None                 N/A           $ 90,000(26/50)*
Mendel A. Melzer-Trustee(1)                               -                -                    -                  -
Thomas T. Mooney-Trustee**                            $4,500              None                 N/A           $115,000(31/64)*
Thomas H. O'Brien-Trustee                             $4,500              None                 N/A           $ 45,000(11/29)*
Richard A. Redeker-Trustee and Presidents(1)              -               None                 N/A                 -
Nancy H. Teeters-Trustee                              $4,500              None                 N/A           $ 90,000(23/42)*
Louis A. Weil, III-Trustee                            $4,500               -                    -            $ 90,000(26/50)*


-----------

 * Indicates number of funds/portfolios in Fund Complex (including the Trust) to which aggregate compensation relates.


     (1) Directors who are "interested" do not receive compensation from the Fund complex (including the Trust).


** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the fund's deferred compensation plans. Including accrued interest, total compensation amounted to $87,401 and $143,909 for Dorsey and Mooney, respectively.


     As of January 9, 1998, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of each of the Money Market Series, U.S. Treasury Money Market Series and the Short-Intermediate Term Series of the Trust.


     As of January 9, 1998, Prudential Securities was the record holder for other beneficial owners of 7,586,833 Short-Intermediate Term Series Class A Shares (or 52% of such shares outstanding), and NO Short-Intermediate Term Series Class Z Shares (or 0% of such shares outstanding), 381,944,248 Money Market Series Class A Shares (or 56% of such shares outstanding), and NO Money Market Series Class Z Shares (or 0% of such shares outstanding) and 628,240,468 U.S. Treasury Money Market Series Class A Shares (or 86% of such shares outstanding) and NO U.S. Treasury Money Market Series Class Z Shares (or 0% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of January 9, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were: Prudential Trust Company, FBO-PRU-Clients, Attn: John Sturdy, 30 Scranton Office Park, Moosic PA, 18507-1796, who held 1,650 Class Z shares of the Short-Term Intermediate Series (98%); Pru Defined Contributions SVCS, FBO PRU-NON-Trust Accounts, Attn: John Sturdy, 30 Scranton Office Park, Moosic, PA 18507-1755, who held 569,367 Class Z shares of the Money Market Series (99%); and Prudential Audit Acct, P.O. Box 15025, New Brunswick NJ, 08906-5025, who held 205 Class Z shares of the U.S. Treasury Money Market Series (99%).



                                    MANAGER


     The Manager of the Trust is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager of all of the investment companies that, together with the Trust, comprise the Prudential Mutual Funds. See "How the Trust is Managed-Manager" in the Prospectus of each Series. As of December 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of August 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

     PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to a management agreement with the Trust (the Management Agreement), PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolio, including the purchase, retention, disposition and loan of securities and other investments.

PIFM is obligated to keep certain books and records of the Trust in connection therewith. PIFM is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in the portfolio management. The management services of PIFM to the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM. In connection with the services it renders, PIFM bears the following expenses:


     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager;

     (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and


     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, The Subadviser or the investment adviser), pursuant to a subadvisory agreement between PIFM and PI (the Subadvisory Agreement).


     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with PMF or PIC, (c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (m) distribution fees.


     The Trust pays a fee to PIFM for the services performed and the facilities furnished by PIFM, computed daily and payable monthly, at an annual rate of .40 of 1% of the Short-Intermediate Term Series' and the U.S. Treasury Money Market Series' average daily net assets and at an annual rate of .40 of 1% of the average daily net assets up to $1 billion, .375 of 1% on assets between $1 billion and $1.5 billion and .35 of 1% on assets in excess of $1.5 billion of the average daily net assets of the Money Market Series. The Management Agreement also provides that in the event the expenses of a Series (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series are then qualified for offer and sale, PIFM will reduce its fee by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Series. Any such reductions are subject to readjustment during the year. Currently, the Trust believes that the most restrictive expense limitation of state securities commissions is 21|M/2% of the average daily net assets of each Series up to $30 million, 2% of the average daily net assets of each Series from $30 million to $100 million and 11|M/2% of any excess over $100 million. The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 8, 1996 and by a majority of the outstanding shares of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and a majority of the outstanding shares of the U.S. Treasury Money Market Series on November 26, 1991.


     For the fiscal year ended November 30, 1997, the Trust paid management fees to PIFM of $2,348,740, $666,606 and $1,610,536 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1996, the Trust paid management fees to PIFM of $2,362,419, $810,455 and

$1,572,239 relating to the MoneyMarket Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively. For the fiscal year ended November 30, 1995 the Trust paid management fees to PIFM of $2,390,395, $838,085 and $1,381,478 relating to the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, respectively.

     PIFM has entered into the Subadvisory Agreement with PI (the Subadviser). The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Trust. In connection therewith, PI is obligated to keep certain books and records of the Trust. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Trust by a unit of the Subadviser known as Prudential Mutual Fund Investment Management.

     The Subadvisory Agreement was last approved by the Trustees, including all of the Trustees who are not interested persons as defined in the Investment Company Act, on May 22, 1997, and by the shareholders of each of the Money Market Series and the Short-Intermediate Term Series on April 28, 1988 and the shareholders of the U.S. Treasury Money Market Series on November 26, 1991.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Trust, PIFM or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.



                                  DISTRIBUTOR


     Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, has entered into an agreement with the Trust under which Prudential Securities acts as distributor for the Trust's shares. Prudential Securities is engaged in the securities underwriting and securities and commodities brokerage business and is a member of the New York Stock Exchange, other major securities and commodities exchanges and the NASD. Prudential Securities is also engaged in the investment advisory business. Prudential Securities is a wholly-owned subsidiary of Prudential Securities Group Inc., which is an indirect, wholly-owned subsidiary of Prudential. The services it provides to the Trust are discussed in each Series' Prospectus. See "How the Trust is Managed-Distributor."

     Distribution and Service Plans. See "How the Trust is Managed--Distributor" in the Prospectus of each Series.

     During the fiscal year ended November 30, 1997, PSI incurred distribution expenses in the aggregate of $733,142 and $503,292 with respect to the Money Market Series and the U.S. Treasury Money Market Series, respectively, all of which was recovered through the distribution fee paid by each Series to PSI. It is estimated that of these amounts approximately $528,800 (79.5%) and $395,100 (78.5%) was spent on payment of account servicing fees to financial advisers for the Money Market Series and U.S. Treasury Money Market Series, respectively, and $150,300 (20.5%) and $108.200 (21.5%) on allocation of overhead and other branch office distribution-related expenses for the Money Market Series and U.S. Treasury Money Market Series, respectively. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of shares of the series, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationary and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of shares of the series, and (d) other incidental expenses relating to branch promotion of sales of the series. Reimbursable distribution expenses do not include any direct interest or carrying charges.

     For the fiscal year ended November 30, 1997, Prudential Securities received $329,158 from the Short-Intermediate Term Series under the Plan all of which was spent on behalf of the Short-Intermediate Term Series or the payment of account servicing fees to financial advisers.

     On May 2, 1995, the Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operating of the Plans (Rule 12b-1 Trustees) at a meeting called for the purpose of voting on each Plan, approved amendments to the plans changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 22, 1997. The Plans were last approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such Plans on May 22, 1997 and, as amended, were approved by the shareholders of each Series on July 19, 1995.


     In each Distribution and Service Agreement, the Trust has agreed to indemnify Prudential Securities or PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act.

     Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable Series, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable Series (as defined in the Investment Company Act). Each Plan will automatically terminate in the event of its assignment (as defined in the Investment Company Act).

     So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness and the level of payments provided therein.


     The Distribution Agreements provide that each shall terminate automatically if assigned and that each may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Distribution Agreement was last approved by the Trustees, including all of the 12b-1 Trustees on May 22, 1997. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreements for the Money Market Series and U.S. Treasury Money Market Series with PMFD to Prudential Securities.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager and PIC are responsible for decisions to buy and sell securities for the Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series, arranging the execution of portfolio security transactions on each Series' behalf, and the selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. Each Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The policy of each of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.


     The Trust paid no brokerage commissions for the fiscal years ended November 30, 1995, 1996 and 1997.



                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of shares of the Trust, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.


PROCEDURE FOR MULTIPLE ACCOUNTS
     Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application Form with Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Trust. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

     PMFS provides each institution with a written confirmation for each transaction in sub-accounts. Further, PMFS provides, to each institution on a monthly basis, a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date.

     Further information on the sub-accounting system and procedures is available from the Transfer Agent, Prudential Securities or Prusec.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS
     For the convenience of investors, all dividends and distributions are automatically invested in full and fractional shares of the applicable Series at net asset value. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payable date to have subsequent dividends and/or distributions sent in cash rather than invested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


EXCHANGE PRIVILEGE

     The Trust makes available to its Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series shareholders the privilege of exchanging their shares for shares of either of the other Series and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A or Class Z shares of such other Prudential Mutual Funds may also be exchanged for Class A or Class Z shares of the Money Market Series and for shares of the Short-Intermediate Term Series and U.S. Treasury Money Market Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.
     CLASS A. Shareholders of the Trust may exchange their Class A shares for Class A shares of the Prudential Mutual Funds, and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. The following money market funds participate in the Class A Exchange Privilege:


     Prudential California Municipal Fund
     (California Money Market Series)

     Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)

     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New York Money Market Series)
        (New Jersey Money Market Series)
        Prudential MoneyMart Assets

     Prudential Tax-Free Money Fund, Inc.
     Shareholders of the Trust may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, a money market fund, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.
     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.
     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Trust's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Trust, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING-SHORT-INTERMEDIATE TERM SERIES
     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The overall cost is lower than it would be if a constant number of shares were bought at set intervals.
     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2


PERIOD OF MONTHLY INVESTMENTS:     $100,000     $150,000     $200,000     $250,000
--------------------------------   ----------   ----------   ----------   ---------
       25 Years ..................   $  110       $  165       $  220       $  275
       20 Years ..................      176          264          352          440
       15 Years ..................      296          444          592          740
       10 Years ..................      555          833        1,110        1,388
       5 Years  ..................    1,371        2,057        2,742        3,428

     See "Automatic Savings Accumulation Plan."
-----------
1 Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.
2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)
     Under ASAP, an investor may arrange to have a fixed amount automatically invested in any Series' shares each month by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of that Series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.
     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN
     A systematic withdrawal plan is available for shareholders having shares of the Trust held through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.
     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the applicable series at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and Distributions."
     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.
     Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS
     Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.
     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


INDIVIDUAL RETIREMENT ACCOUNTS
     An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                           TAX-DEFERRED COMPOUNDING1



CONTRIBUTIONS            PERSONAL
MADE OVER:               SAVINGS        IRA
----------------------   ----------   ---------
             10 years     $ 26,165    $31,291
             15 years       44,675     58,649
             20 years       68,109     98,846
             25 years       97,780    157,909
             30 years      135,346    244,692

-----------

1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.



MUTUAL FUND PROGRAMS
     From time to time, a Series of the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.
     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES

     AMORTIZED COST VALUATION. The Money Market Series and the U.S. Treasury Money Market Series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the Securities and Exchange Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

     With respect to the Money Market Series and the U.S. Treasury Money Market Series, the Trustees have determined to maintain a dollar-weighted average maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with the provisions of Rule 2a-7 of the Investment Company Act. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, both Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

SHORT-INTERMEDIATE TERM SERIES
     Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of the Short-Intermediate Term Series' securities. In accordance with procedures adopted by the Trustees, the value of each U.S. Government security for which quotations are available will be based on the valuation provided by an independent pricing service.

Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Securities for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Manager under procedures established under the general supervision and responsibility of the Trustees.
     Short-term investments which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity when acquired by the Intermediate Series was more than 60 days, unless this is determined not to represent fair value by the Trustees.


TIME NET ASSET VALUE IS CALCULATED
     The Trust will calculate its net asset value at 4:15 P.M., New York time, for the Short-Intermediate Term Series and at 4:30 P.M. for the Money Market Series and U.S. Treasury Money Market Series, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem series shares have been received or days on which changes in the value of a series' securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Short-Intermediate Term Series' shares shall be determined at a time between such closing and 4:15 P.M. New York time and at a time between such closing and 4:30 PM for the Money Market Series' and US Treasury Money Market Series' shares.


                            PERFORMANCE INFORMATION


MONEY MARKET SERIES AND U.S. TREASURY MONEY MARKET SERIES-CALCULATION OF YIELD
     The Money Market Series and U.S. Treasury Money Market Series will each prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Series and U.S. Treasury Money Market Series' portfolios and their operating expenses. The Money Market Series and U.S. Treasury Money Market Series may also each prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

              Effective yield = [(base period return + 1)365/7 ]-1

     The U.S. Treasury Money Market Series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of the yield is attributable to securities, the income of which is exempt for state and local income tax purposes. This portion of the yield will then be divided by one minus the maximum state tax rate of individual taxpayers and then added to the portion of the yield that is attributable to other securities.
     Comparative performance information may be used from time to time in advertising or marketing the Money Market Series' and U.S. Treasury Money Market Series' shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices.
     The Money Market Series' and U.S. Treasury Money Market Series' yields fluctuate, and annualized yield quotations are not a representation by the Money Market Series or U.S. Treasury Money Market Series as to what an investment in the Money Market Series and U.S. Treasury Money Market Series will actually yield for any given period. Yield for the Money Market Series and U.S. Treasury Money Market Series will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of each series' income and expenses.


SHORT-INTERMEDIATE TERM SERIES-CALCULATION OF YIELD AND TOTAL RETURN
     YIELD. The Short-Intermediate Term Series may from time to time advertise its yield as calculated over a 30-day period. Yield will be computed by dividing the Short-Intermediate Term Series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. Yield is calculated according to the following formula:

                                     a - b
                           YIELD = 2 [(----  + 1)6-1]
                                       cd

     Where: a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the net asset value per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Trust as to what an investment in the Intermediate Term Series will actually yield for any given period.


     The Short-Intermediate Term Series' 30-day yield for the period ended November 30, 1997 was 5.69% for Class A and 6.53% for Class Z.


     AVERAGE ANNUAL TOTAL RETURN. The Short-Intermediate Term Series may from time to time advertise its average annual total return. See "How the Trust Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                P (1 + T)n = ERV

     Where: P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.
          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The Short-Intermediate Term Series' average annual total return for the one, five and ten year periods ended November 30, 1997 was 5.96%, 5.78% and 7.25%, respectively.


     AGGREGATE TOTAL RETURN. The Short-Intermediate Term Series may also advertise its aggregate total return. See "How the Trust Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

     Where: P = a hypothetical initial payment of $1,000.
          ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The Short-Intermediate Term Series' aggregate total return for the one, five and ten year periods ended November 30, 1997 was 5.96%, 32.42% and 101.27%, respectively.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     Each series of the Trust is treated as a separate entity for federal income tax purposes and each has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). If each series qualifies as a regulated investment company, it will not be subject to federal income taxes on the taxable income it distributes to shareholders, provided at least 90% of its net investment income and net short-term capital gains earned in the taxable year is so distributed. To qualify for this treatment, each series must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) derive less than 30% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from the gains on the sale or other disposition of securities held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount no greater than 5% of its assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The performance and tax qualification of one series will have no effect on the federal income tax liability of shareholders of the other series.

     The Internal Revenue Code imposes a 4% nondeductible excise tax to the extent any series fails to meet certain minimum distribution requirements by the end of each calendar year. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Trust and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     See "Taxes, Dividends and Distributions" in the Prospectus of each series.

           CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, has been retained to act as Custodian of the Trust's investments and in such capacity maintains certain financial and accounting books and records pursuant to an agreement with the Trust.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Trust. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs. For the fiscal year ended November 30, 1997, the Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series incurred fees of $214,000, $1,190,000 and $165,000, respectively, for the services of PMFS.


     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, serves as the Trust's independent auditors and in that capacity audits the Trust's annual financial statements.

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Federal Farm Credit Bank--1.6%
     $500    5.62%, 12/1/97                         $    500,000
    1,600    5.51%, 12/5/97                            1,599,020
    7,000    5.70%, 9/2/98                             6,993,783
                                                    ------------
                                                       9,092,803
------------------------------------------------------------
Federal Home Loan Bank--17.5%
    6,020    5.50%, 12/3/97                            6,018,161
   20,000    5.35%, 1/21/98                           19,848,416
      250    5.71%, 1/21/98                              249,999
    1,940    5.405%, 1/23/98                           1,924,563
    4,400    5.99%, 2/9/98                             4,401,715
    1,000    6.025%, 4/1/98                            1,000,939
    1,010    5.55%, 4/10/98                            1,009,142
   29,500    5.703%, 5/5/98, F.R.N.                   29,496,211
    2,710    6.04%, 5/6/98                             2,710,372
    1,000    5.87%, 6/17/98                            1,000,539
   18,000    5.80%, 10/27/98                          17,992,188
   18,000    5.81%, 11/4/98                           17,990,884
                                                    ------------
                                                     103,643,129
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--2.5%
    5,000    5.51%, 12/5/97                            4,996,939
   10,000    5.95%, 6/19/98                            9,997,370
                                                    ------------
                                                      14,994,309
------------------------------------------------------------
Federal National Mortgage Association--29.4%
   30,000    5.48063%, 12/3/97, F.R.N.                29,999,886
    2,000    5.40%, 12/5/97                            1,999,942
   26,000    5.54%, 12/11/97                          25,959,989
    6,000    5.52%, 1/15/98                            5,998,927
    2,500    5.51%, 2/24/98                            2,498,980
    1,100    8.20%, 3/10/98                            1,107,161
    1,475    5.71%, 3/18/98                            1,475,162
    6,000    6.00%, 4/17/98                            6,007,410
   20,000    5.89%, 5/21/98                           19,989,913
    8,000    12.00%, 6/26/98                           8,273,658
   25,000    5.405%, 7/15/98, F.R.N.                  24,985,689
   13,000    5.63%, 8/14/98                           12,980,761
    3,000    5.90%, 9/16/98                            3,000,000
   30,000    5.748%, 10/20/98, F.R.N.                 29,988,452
                                                    ------------
                                                     174,265,930
------------------------------------------------------------
Student Loan Marketing Association--0.5%
    1,225    5.535%, 2/25/98                           1,224,516
      770    7.00%, 3/3/98                               772,399
    1,000    5.65%, 3/17/98                              999,403
                                                    ------------
                                                       2,996,318
------------------------------------------------------------
Repurchase Agreements(a)--47.7%
   15,837    Bear Stearns & Co., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $15,854,091 (cost
                $15,837,000; the value of the
                collateral including accrued
                interest is $16,152,181)              15,837,000
   16,163    Bear Stearns & Co., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $16,180,443 (cost
                $16,163,000; the value of the
                collateral including accrued
                interest is $16,495,915)              16,163,000
   45,598    CS First Boston Corp., 5.56%, dated
                11/24/97, due 12/1/97 in the
                amount of $45,647,297 (cost
                $45,598,000; the value of the
                collateral including accrued
                interest is $46,538,458)              45,598,000
    2,130    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $2,134,614 (cost
                $2,130,000; the value of the
                collateral including accrued
                interest is $2,180,503)                2,130,000
   25,000    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $25,054,153 (cost
                $25,000,000; the value of the
                collateral including accrued
                interest is $25,515,558)              25,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a) (cont'd)
  $20,050    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $20,093,431 (cost
                $20,050,000; the value of the
                collateral including accrued
                interest is $20,467,924)            $ 20,050,000
    2,820    Chase Manhattan Bancorp, 5.57%,
                dated 11/19/97, due 12/3/97 in
                the amount of $2,826,108 (cost
                $2,820,000; the value of the
                collateral including accrued
                interest is $2,877,904)                2,820,000
   12,867    Merrill Lynch, 5.60%, dated
                11/25/97, due 12/2/97 in the
                amount of $12,881,011 (cost
                $12,867,000; the value of the
                collateral including accrued
                interest is $13,132,381)              12,867,000
    1,728    Merrill Lynch, 5.67%, dated
                11/28/97, due 12/2/97 in the
                amount of $1,729,089 (cost
                $1,728,000; the value of the
                collateral including accrued
                interest is $1,763,640)                1,728,000
   59,000    Morgan Stanley, Dean Witter,
                Discover & Co., 5.67%, dated
                11/26/97, due 12/2/97 in the
                amount of $59,055,755 (cost
                $59,000,000; the value of the
                collateral including accrued
                interest is $60,216,875)              59,000,000
   22,294    Smith Barney Inc., 5.59%, dated
                11/26/97, due 12/11/97 in the
                amount of $22,345,926 (cost
                $22,294,000; the value of the
                collateral including accrued
                interest is $22,753,813)              22,294,000
   30,000    UBS Securities, Inc., 5.55%, dated
                11/24/97, due 12/1/97 in the
                amount of $30,032,375 (cost
                $30,000,000; the value of the
                collateral including accrued
                interest is $30,618,750)              30,000,000
   29,000    UBS Securities, Inc., 5.65%, dated
                11/26/97, due 12/1/97 in the
                amount of $29,022,757 (cost
                $29,000,000; the value of the
                collateral including accrued
                interest is $29,598,125)              29,000,000
                                                    ------------
                                                     282,487,000
------------------------------------------------------------
Total Investments--99.2%
             (amortized cost $587,479,489(b))        587,479,489
             Other assets in excess of
                liabilities--0.8%                      4,529,940
                                                    ------------
             Net Assets--100%                       $592,009,429
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1997.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments              PRUDENTIAL GOVERNMENT SECURITIES TRUST
as of November 30, 1997               SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--88.7%
------------------------------------------------------------
Asset-Backed--28.9%
   $2,500     Aesop Funding II LLC
                 6.40%, 10/20/03                    $  2,507,031
   10,000     Contimortgage Home Equity Loan
                 Trust
                 Ser. 97-4 A3, 6.26%, 7/15/12          9,987,500
   34,896     Federal Home Loan Mortgage
                 Corporation Loan Receivables
                 Trust
                 Ser. 97-A AX, 2.776%, 4/15/19,
                 I/O                                   5,457,943
    5,000     GMAC Commercial Mortgage Securities
                 Inc.,
                 Ser. 97-C1 A3, 6.869%, 8/15/07        5,087,500
   10,000(a)  Green Tree Financial Corporation
                 7.65%, 4/15/27                       10,609,375
    5,000     IMC Home Equity Loan Trust
                 6.61%, 6/20/13                        4,995,313
    4,477(a)  Student Loan Market Association
                 5.626%, 10/25/05, F.R.N.              4,447,979
                                                    ------------
                                                      43,092,641
------------------------------------------------------------
Collateralized Mortgage Obligations--6.7%
    4,740     Federal Home Loan Mortgage
                 Corporation
                 7.00%, 2/15/05                        4,743,251
      262     Resolution Trust Corporation
                 Ser. 92-CHF A2, 6.78%, 12/25/20,
                 F.R.N.                                  262,479
    4,913     ICI Funding Corp. Secured Asset
                 Corp.,
                 Ser. 97-2 1A4, 7.60%, 7/25/28         5,020,472
                                                    ------------
                                                      10,026,202
------------------------------------------------------------
Corporate Obligations--1.7%
    2,500(a)  Merck and Company
                 5.76%, 5/3/37                         2,543,750
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--33.7%
              Federal Home Loan Mortgage
                 Corporation
    3,708     8.207%, 8/1/24, ARM                      3,816,802
              Federal National Mortgage
                 Association
    4,219     6.765%, 1/1/07                           4,282,217
    6,700     7.50%, 12/1/99, TBA                      6,852,827
              Government National Mortgage
                 Association
   11,390     7.50%, 1/15/26                          11,625,338
   16,252     8.00%, 5/15/22 - 8/15/25                16,920,561
    6,403     9.00%, 6/15/98 - 9/15/09                 6,794,894
                                                    ------------
                                                      50,292,639
------------------------------------------------------------
U.S. Government Agency Obligation--10.1%
              Federal Home Loan Mortgage
                 Corporation
   15,000(a)  6.45%, 6/4/99                           15,030,450
------------------------------------------------------------
U.S. Treasury Notes--7.6%
    6,000     6.25%, 5/31/99                           6,040,320
    5,000     6.625%, 5/15/07                          5,258,600
                                                    ------------
                                                      11,298,920
                                                    ------------
              Total long-term investments
                 (cost $130,302,673)                 132,284,602
                                                    ------------
SHORT-TERM INVESTMENTS--15.2%
------------------------------------------------------------
Federal Farm Credit Bank--0.6%
    1,000     5.62%, 12/1/97                           1,000,000
------------------------------------------------------------
Repurchase Agreement--4.4%
    6,529     Joint Repurchase Agreement Account
                 5.703%, 12/1/97, (Note 5)             6,529,000
------------------------------------------------------------
U.S. Treasury Notes--10.2%
   15,000(a)  8.25%, 7/15/98                          15,234,300
              Total short-term investments
                 (cost $22,739,380)                   22,763,300
                                                    ------------
------------------------------------------------------------
Total Investments--103.9%
              (amortized cost $153,042,053; Note
                 4)                                  155,047,902
              Liabilities in excess of other
                 assets--(3.9%)                       (5,885,535)
                                                    ------------
              Net Assets--100%                      $149,162,367
                                                    ============

---------------
ARM--Adjustable Rate Mortgage.
I/O--Interest Only.
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at November 30, 1997.
TBA--To be announced.
(a) Asset segregated for dollar rolls.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of November 30, 1997
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
United States Treasury Bills--56.5%
  $50,000    5.56%, 12/1/97                         $ 49,884,167
    7,061    5.10%, 1/22/98                            7,008,984
   23,859    5.16%, 1/22/98                           23,681,171
    4,419    5.165%, 1/22/98                           4,386,032
   55,000    5.175%, 1/22/98                          54,588,875
   23,600    5.1795%, 1/22/98                         23,423,437
   17,155    5.18%, 1/22/98                           17,026,642
   44,740    5.20%, 1/22/98                           44,403,953
   20,369    5.275%, 1/22/98                          20,213,799
                                                    ------------
                                                     244,617,060
------------------------------------------------------------
United States Treasury Notes--44.2%
  119,363    5.25%, 12/31/97                         119,356,121
   64,287    5.625%, 1/31/98                          64,305,622
    5,295    7.875%, 4/15/98                           5,338,805
    2,270    5.875%, 4/30/98                           2,267,367
                                                    ------------
                                                     191,267,915
------------------------------------------------------------
Total Investments--100.7%
             (amortized cost $435,884,975(a))        435,884,975
             Liabilities in excess of other
                assets--(0.7%)                        (3,100,550)
                                                    ------------
             Net Assets--100%                       $432,784,425
                                                    ============

---------------
(a) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities
November 30, 1997                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $587,479,489, $153,042,053 and $435,884,975,
   respectively)............................................................    $587,479,489     $155,047,902     $435,884,975
Cash........................................................................         675,387            6,797               --
Receivable for investments sold.............................................              --               --       49,928,472
Interest receivable.........................................................       2,577,768        1,812,336        3,896,336
Receivable for Series shares sold...........................................       7,223,505            7,010       11,428,538
Other assets................................................................          12,195            3,993            7,175
                                                                                ------------     ------------     ------------
   Total assets.............................................................     597,968,344      156,878,038      501,145,496
                                                                                ------------     ------------     ------------
Liabilities
Bank overdraft..............................................................              --               --            6,769
Payable for investments purchased...........................................              --        6,876,573       49,884,167
Payable for Series shares reacquired........................................       4,951,942          262,538       17,657,691
Dividends payable...........................................................         569,692          224,095          382,747
Management fee payable......................................................         194,118           60,135          135,421
Distribution fee payable....................................................          32,492            9,236           21,720
Accrued expenses and other liabilities......................................         210,671          283,094          272,556
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       5,958,915        7,715,671       68,361,071
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $592,009,429     $149,162,367     $432,784,425
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  5,920,094     $    153,212     $  4,327,842
   Paid-in capital in excess of par.........................................     586,089,335      180,157,786      428,456,583
                                                                                ------------     ------------     ------------
                                                                                 592,009,429      180,310,998      432,784,425
   Undistributed net investment income......................................              --          508,830               --
   Accumulated net realized losses..........................................              --      (33,663,310)              --
   Net unrealized appreciation of investments...............................              --        2,005,849               --
                                                                                ------------     ------------     ------------
Net assets, November 30, 1997...............................................    $592,009,429     $149,162,367     $432,784,425
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($591,427,989 / 591,427,989 shares of common stock issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($149,162,160 / 15,321,141 shares of common stock issued and
      outstanding)..........................................................                            $9.74
                                                                                                 ------------
                                                                                                 ------------
      ($432,784,220 / 432,784,220 shares of common stock issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($581,440 / 581,440 shares of common stock issued and outstanding)....           $1.00
                                                                                ------------
                                                                                ------------
      ($207.14 / 21.192 shares of common stock issued and outstanding)......                            $9.77
                                                                                                 ------------
                                                                                                 ------------
      ($205 / 205 shares of common stock issued and outstanding)............                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Operations
Year Ended November 30, 1997              PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $32,592,447      $ 11,205,681       $ 21,353,158
                                                                                 -----------      ------------      -------------
Expenses
   Management fee...........................................................       2,348,740           666,606          1,610,536
   Distribution fee.........................................................         733,142           329,158            503,292
   Transfer agent's fees and expenses.......................................       1,190,000           214,000            165,000
   Custodian's fees and expenses............................................          81,000            98,000             70,000
   Registration fees........................................................          40,000           107,000            110,000
   Reports to shareholders..................................................          56,000           119,000             75,000
   Audit fee................................................................          25,000            25,000             25,000
   Trustees' fees...........................................................          12,000            12,000             12,000
   Insurance expense........................................................          14,000             5,000              2,000
   Legal fees...............................................................          11,000            22,000             13,000
   Miscellaneous............................................................           8,198             9,559             16,467
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       4,519,080         1,607,323          2,602,295
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      28,073,367         9,598,358         18,750,863
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................................................         106,570           163,221            121,988
   Financial future contracts...............................................              --           (73,257)                --
                                                                                 -----------      ------------      -------------
                                                                                     106,570            89,964            121,988
Net change in unrealized depreciation on investments........................              --          (324,291)                --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................         106,570          (234,327)           121,988
                                                                                 -----------      ------------      -------------
Net Increase in Net Assets Resulting from Operations........................     $28,179,937      $  9,364,031       $ 18,872,851
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Changes in Net Assets        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                                                     Year ended November 30,
Increase (Decrease)              ------------------------------------------------------------------------------------------------
in Net Assets                         1997             1996            1997           1996             1997             1996
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations:
   Net investment income.......  $   28,073,367   $   27,251,983   $  9,598,358   $ 11,177,077    $   18,750,863   $   17,996,266
   Net realized gain (loss) on
      investment
      transactions.............         106,570           82,865         89,964     (1,939,815)          121,988          231,117
   Net change in unrealized
      appreciation/
      depreciation on
      investments..............              --               --       (324,291)       699,817                --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase in net assets
      resulting from
      operations...............      28,179,937       27,334,848      9,364,031      9,937,079        18,872,851       18,227,383
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (28,179,937)     (27,334,848)    (9,002,839)   (11,380,459)      (18,872,851)     (18,227,383)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
(Note 6):
   Net proceeds from shares
      subscribed...............   2,067,231,815    1,688,126,619      8,117,531     38,324,541     4,683,800,784    3,788,052,358
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      26,745,177       26,320,285      5,839,123      7,194,984        17,070,655       16,677,439
   Cost of shares reacquired...  (2,054,090,306)  (1,760,517,744)   (50,390,144)   (71,837,916)   (4,573,416,591)  (3,838,734,554)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      39,886,686      (46,070,840)   (36,433,490)   (26,318,391)      127,454,848      (34,004,757)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease) in
net assets.....................      39,886,686      (46,070,840)   (36,072,298)   (27,761,771)      127,454,848      (34,004,757)
Net Assets
Beginning of year..............     552,122,743      598,193,583    185,234,665    212,996,436       305,329,577      339,334,334
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of year....................  $  592,009,429   $  552,122,743   $149,162,367   $185,234,665    $  432,784,425   $  305,329,577
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------

---------------
  (a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.
------------------------------------------------------------
Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series enters into a financial futures contract which is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.

Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the Short-Intermediate Term Series, the effect of applying this statement was to decrease accumulated net realized losses by $19,097,241 and decrease paid-in-capital in excess of par by $19,097,241 which represents the expiration of a portion of the capital loss carryforward. Net realized gains and net assets were not affected by this change.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series. The Fund compensates the distributors for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of .125% of each of the Series' average daily net assets. The distributors pay various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers.

The Fund also compensates PSI for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PSI a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PSI branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PSI pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.

PIFM, PIC and PSI are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expired on December 30, 1997 and was subsequently extended through December 29, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of November 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended November 30, 1997, the Fund incurred fees of approximately $1,100,000, $172,000, and $146,000, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the year ended November 30, 1997 were $346,850,364 and $372,720,043, respectively.

For the Short-Intermediate Term Series, the cost basis of investments for federal income tax purposes was $153,042,053 and, accordingly, as of November 30, 1997, net unrealized appreciation of investments for federal income tax purposes was $2,005,849 (gross unrealized appreciation $2,159,338; gross unrealized depreciation--$153,489).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1997 of approximately $33,664,000 of which $6,864,000 expires in 1998, $4,746,000 expires in 1999, $3,422,000 expires in 2001, $16,699,000 expires in 2002 and $1,933,000 expires in 2004.
Accordingly, no capital gains distribution is expected to be
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1997, approximately $19,097,000 of the capital loss carryforward expired unused.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1997, the Short-Intermediate Term Series had a 0.59% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $6,529,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.74%, in the principal amount of $330,000,000, repurchase price $330,157,842, due 12/1/97. The value of the collateral including accrued interest was $337,310,022.

Credit Suisse First Boston Corp., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $342,024,757.

Deutsche Morgan Grenfell Inc., 5.70%, in the principal amount of $330,000,000, repurchase price $330,156,750, due 12/1/97. The value of the collateral including accrued interest was $336,600,387.

Morgan Stanley, Dean Witter, Discover & Co., 5.625%, in the principal amount of $119,585,000, repurchase price $119,641,055, due 12/1/97. The value of the collateral including accrued interest was $121,976,916.
------------------------------------------------------------
Note 6. Capital

Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Effective February 26, 1997 the Short-Intermediate Term Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1996 and 1997 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1997:
Shares sold..........................     842,329   $  8,117,331
Shares issued in reinvestment of
  dividends and distributions........     605,236      5,839,119
Shares reacquired....................  (5,221,544)   (50,390,144)
                                       ----------   ------------
Net decrease in shares outstanding...  (3,773,979)  $(36,433,694)
                                       ----------   ------------
                                       ----------   ------------
Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1996:
Shares sold..........................   3,978,671   $ 38,324,541
Shares issued in reinvestment of
  dividends and distributions........     749,149      7,194,984
Shares reacquired....................  (7,501,561)   (71,837,916)
                                       ----------   ------------
Net decrease in shares outstanding...  (2,773,741)  $(26,318,391)
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
February 26, 1997* through
  November 30, 1997:
Shares sold..........................          21   $        200
Shares issued in reinvestment of
  dividends and distributions........          --   $          4
                                       ----------   ------------
Net increase in shares outstanding...          21   $        204
                                       ----------   ------------
                                       ----------   ------------

---------------
* Commencement of offering of Class Z shares.
Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the Money Market Series for the fiscal years ended November 30, 1996 and 1997 were as follows:

                                      Year ended November 30,
                                 ---------------------------------
                                      1997              1996
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    2,065,348,142     1,686,769,968
Shares issued in reinvestment
  of dividends and
  distributions................       26,712,713        26,286,366
Shares reacquired..............   (2,052,755,405)   (1,746,670,530)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding before
  conversion...................       39,305,450       (33,614,196)
Shares reacquired upon
  conversion into Class Z......               --       (12,456,848)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding..................       39,305,450       (46,071,044)
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                      March 1,
                                      Year              1996*
                                      ended            through
                                  November 30,      November 30,
                                      1997              1996
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................        1,883,673         1,356,651
Shares issued in reinvestment
  of dividends and
  distributions................           32,464            33,919
Shares reacquired..............       (1,334,901)      (13,847,214)
                                 ---------------   ---------------
Net increase (decrease) in
  shares
  outstanding before
  conversion...................          581,236       (12,456,644)
Shares issued upon conversion
  from Class A.................               --        12,456,848
                                 ---------------   ---------------
Net increase in shares
  outstanding..................          581,236               204
                                 ---------------   ---------------
                                 ---------------   ---------------

---------------
* Commencement of offering of Class Z shares.
Effective February 21, 1997 the U.S. Treasury Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal year ended November 30, 1997 were as follows:

                                                     Year
                                                     ended
                                                 November 30,
                                                     1997
                                                ---------------
Class A
----------------------------------------------
Shares sold...................................    4,683,800,584
Shares issued in reinvestment of dividends and
  distributions...............................       17,070,650
Shares reacquired.............................   (4,573,416,591)
                                                ---------------
Net increase in shares outstanding............      127,454,643
                                                ---------------
                                                ---------------
                                                 February 21,
                                                     1997*
                                                    through
                                                 November 30,
                                                     1997
                                                ---------------
Class Z
----------------------------------------------
Shares sold...................................              200
Shares issued in reinvestment of dividends and
  distributions...............................                5
                                                ---------------
Net increase in shares outstanding............              205
                                                ---------------
                                                ---------------

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Proposed Reorganization

On October 24, 1997, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provides for the transfer of all of the assets of the BlackRock Government Income Trust to the Short-Intermediate Term Series in exchange for Class A shares of the Short-Intermediate Term Series and the Short-Intermediate Term Series' assumption of the liabilities, if any, of the BlackRock Government Income Trust.

The Plan is subject to approval by the shareholders of the BlackRock Government Income Trust at a shareholder meeting scheduled on January 23, 1998. If the Plan is approved, it is expected that the reorganization will take place on or about January 30, 1998. The BlackRock Government Income Trust and the Short-Intermediate Term Series will each bear their pro-rata share of the costs of the reorganization, including cost of proxy solicitation.
--------------------------------------------------------------------------------

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                              Class A                                   Class Z
                                   --------------------------------------------------------------     ------------
                                                      Year Ended November 30,                          Year Ended
                                   --------------------------------------------------------------     November 30,
                                      1997          1996         1995         1994         1993           1997
                                   ----------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income..........        0.048         0.046        0.052        0.033        0.026         0.048
Dividends from net investment
  income.......................       (0.048)       (0.046)      (0.052)      (0.033)      (0.026)       (0.048)
                                   ----------     --------     --------     --------     --------         -----
Net asset value, end of
  period.......................     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                   ----------     --------     --------     --------     --------         -----
                                   ----------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................         4.87%         4.74%        5.20%        3.29%        2.62%         5.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................     $591,428      $552,123     $598,194     $637,343     $919,503        $  581
Average net assets (000).......     $586,513      $589,147     $597,599     $732,867     $950,988        $  672
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.77%         0.86%        0.78%        0.77%        0.72%         0.65%
   Expenses, excluding
      distribution fees........         0.65%         0.73%        0.65%        0.64%        0.59%         0.65%
   Net investment income.......         4.77%         4.63%        5.15%        3.19%        2.56%         4.92%


                                    March 1,
                                     1996(b)
                                     Through
                                  November 30,
                                      1996
                                       -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................      $ 1.000
Net investment income..........        0.038
Dividends from net investment
  income.......................       (0.038)
                                       -----
Net asset value, end of
  period.......................      $ 1.000
                                       -----
                                       -----
TOTAL RETURN(a)................         3.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................      $   204(c)
Average net assets (000).......      $ 1,962
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.68%(d)
   Expenses, excluding
      distribution fees........         0.68%(d)
   Net investment income.......         4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   SHORT-INTERMEDIATE TERM SERIES
--------------------------------------------------------------------------------

                                                              Class A                                  Class Z
                                   -------------------------------------------------------------     ------------
                                                                                                     February 26,
                                                                                                       1997(b)
                                                      Year Ended November 30,                          Through
                                   -------------------------------------------------------------     November 30,
                                     1997          1996         1995         1994         1993           1997
                                   ---------     --------     --------     --------     --------         -----
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of
   period......................    $    9.70     $   9.74     $   9.17     $  10.06     $   9.97        $ 9.64
                                   ---------     --------     --------     --------     --------         -----
Income from investment
   operations:
Net investment income..........         0.56         0.51         0.56         0.64         0.69          0.47
Net realized and unrealized
   gain (loss) on investment
   transactions................           --        (0.01)        0.55        (0.89)        0.11          0.07
                                   ---------     --------     --------     --------     --------         -----
   Total from investment
      operations...............         0.56         0.50         1.11        (0.25)        0.80          0.54
                                   ---------     --------     --------     --------     --------         -----
Less distributions:
Dividends from net investment
   income......................        (0.52)       (0.54)       (0.54)       (0.52)       (0.69)        (0.41)
Tax return of capital
   distribution................           --           --           --        (0.12)       (0.02)           --
                                   ---------     --------     --------     --------     --------         -----
Total distributions............        (0.52)       (0.54)       (0.54)       (0.64)       (0.71)        (0.41)
                                   ---------     --------     --------     --------     --------         -----
Net asset value, end of
   period......................    $    9.74     $   9.70     $   9.74     $   9.17     $  10.06        $ 9.77
                                   ---------     --------     --------     --------     --------         -----
                                   ---------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................         5.96%        5.34%       12.37%       (2.58)%       8.26%         5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
   (000).......................    $ 149,162     $185,235     $212,996     $241,980     $347,944        $  207(c)
Average net assets (000).......    $ 166,651     $186,567     $209,521     $307,382     $321,538        $  202(c)
Ratios to average net assets:
   Expenses, including
      distribution fees........         0.97%        1.01%        0.95%        0.84%        0.80%         0.77%(d)
   Expenses, excluding
      distribution fees........         0.77%        0.79%        0.75%        0.63%        0.59%         0.77%(d)
   Net investment income.......         5.76%        5.99%        5.82%        5.48%        6.80%         6.52%(d)
Portfolio turnover rate........          210%         132%         217%         431%          44%          210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
Financial Highlights                   U.S. TREASURY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                             Class A                                  Class Z
                                   ------------------------------------------------------------     ------------
                                                                                                    February 21,
                                                                                                      1997(b)
                                                     Year Ended November 30,                          Through
                                   ------------------------------------------------------------     November 30,
                                     1997         1996         1995         1994         1993           1997
                                   --------     --------     --------     --------     --------         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
Net investment income..........       0.047        0.046        0.050        0.033        0.025         0.039
Dividends from net investment
  income.......................      (0.047)      (0.046)      (0.050)      (0.033)      (0.025)       (0.039)
                                   --------     --------     --------     --------     --------         -----
Net asset value, end of
  period.......................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000        $1.000
                                   --------     --------     --------     --------     --------         -----
                                   --------     --------     --------     --------     --------         -----
TOTAL RETURN(a)................        4.80%        4.75%        5.08%        3.31%        2.54%         3.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000)........................    $432,784     $305,330     $339,334     $293,984     $284,978        $  205(c)
Average net assets (000).......    $402,634     $393,060     $345,369     $308,454     $273,313        $  197(c)
Ratios to average net assets:
   Expenses, including
      distribution fees........        0.65%        0.63%        0.62%        0.62%        0.66%         0.52%(d)
   Expenses, excluding
      distribution fees........        0.52%        0.51%        0.50%        0.50%        0.53%         0.52%(d)
   Net investment income.......        4.66%        4.57%        5.01%        3.21%        2.49%         3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Government Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Series, Short-Intermediate Term Series and U.S. Treasury Money Market Series (constituting Prudential Government Securities Trust, hereafter referred to as the 'Fund') at November 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
January 30, 1998
--------------------------------------------------------------------------------

Important Notice
for Certain Shareholders                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
We are required by New York, California, Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective states' taxing authorities. We are pleased to report that 15.04% of the dividends paid by the Money Market Series*, 18.56% of the dividends paid by the Short-Intermediate Term Series* and 99.99% of the dividends paid by the U.S. Treasury Money Market Series qualify for such deduction.

Shortly after the close of the calendar year ended December 31, 1997, you will be advised as to the federal tax status of the dividends you received in calendar 1997.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.
* Due to certain minimum portfolio holding requirements in California, Connecticut, New Jersey and New York, residents of those states will not be able to exclude interest on federal obligations from state and local tax.
--------------------------------------------------------------------------------

                                  APPENDIX I

                         GENERAL INVESTMENT INFORMATION



     The following terms are used in mutual fund investing.


ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION
     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION
     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.
     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

     Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.


POWER OF COMPOUNDING
     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                                  APPENDIX II

                          HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     The following chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY















                                     CHART





















     Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


     Generally, stock returns are attributable to capital appreciation and the reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield corporate bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Trust Expenses" in each Series' prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS













                                     CHART














-----------
1 Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15 and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
   dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
   750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

     This chart illustrates the performance of major world stock markets for the period from 1986 through 1996. It does not represent the performance of any Prudential Mutual Fund.











                                     CHART








     Source: Morgan Stanley Capital International (MSCI). Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.










                                     CHART








-----------

     Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future perfomnance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     CHART












     Source: Morgan Stanley Capital Intenational, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.










                                     CHART












-----------

     Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constnued to represent the yields of any Prudential Mutual Fund.

The following chart, although not relevant to share ownership in the Trust, may provide useful information about the effects of a hypothetical investment diversified over different assets portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.






                                      CHART







-----------
  *Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. Government and agency issues, 15 and 30 year fixed-rate government agency mortgage securites, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

              APPENDIX III-INFORMATION RELATING TO THE PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL
     The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.
     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.
     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.
     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2
     Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.
     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS
     Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.


     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Warrants and USA Today.
-----------
1 Prudential Investment, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2  As of December 31, 1994.

                                     III-1

Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchased.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.


Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

Trading Data4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6

Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

-----------
3 As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4 Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5  Based on 669 funds in Lipper Analytical Services categories of Short U.S.
     Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Govemment, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Govemment and Mortgage Funds.


6  As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES
     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7
     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).
     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities, analysts were ranked as first-team finishers.8
     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects/Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.
     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-----------
7  As of December 31, 1994.


8 On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.



                                     III-3

                                    PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements:
     (1) Financial Statements included in the Prospectuses constituting Part A of this Post-Effective Amendment to this Registration Statement:
        Financial Highlights for each of the ten years in the period ended November 30, 1996 for the Short-Intermediate Term Series and the Money Market Series and for the period December 3, 1990 through November 30, 1991 and each of the five years in the period ended November 30, 1996 for the U.S. Treasury Money Market Series.
     (2) Financial statements included in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to this Registration Statement:

        (a) With respect to the Trust's Money Market Series and
            Short-Intermediate Term Series:
           Portfolio of Investments at November 30, 1997.

           Statement of Assets and Liabilities at November 30, 1997.

           Statement of Operations for the year ended November 30, 1997.

           Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1997.


           Notes to Financial Statements.


           Financial Highlights for each of the five years in the period ended November 30, 1997.

           Report of Independent Accountants.

     (b) With respect to the Trust's U.S. Treasury Money Market Series:


           Portfolio of Investments at November 30, 1997.

           Statement of Assets and Liabilities at November 30, 1997.

           Statement of Operations for the year ended November 30, 1997.

           Statement of Changes in Net Assets for each of the two years in the period ended November 30, 1997.


           Notes to Financial Statements.


           Financial Highlights for the period ended November 30, 1991 and each of the five years in the period ended November 30, 1997.

           Report of Independent Accountants.
     (b) Exhibits:


         1 (a) Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant.*

             (b) Amendment to Declaration of Trust, dated March 1, 1991.*

             (c) Amended Certificate of Designation dated July 27, 1995.
              Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

             (d) Amended Certificate of Designation dated January 22, 1996.
              Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

             (e) Form of Amended Certificate of Designation dated February 21,
              1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997. (File No. 2-74139).

        2.   By-Laws of the Registrant.*

        4. (a) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A (File No. 2-74139).

             (b) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money

             Market Series. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A (File No. 2-74139.)

             (c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).


        5. (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).


             (b) Subadvisory Agreement dated August 9, 1988, between Prudential
              Mutual Fund Management, Inc. and The Prudential Investment Corporation.*


        6. (a) Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

             (b) Distribution and Service Agreement, as amended on July 1,
              1993, between the Registrant (U.S. Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

             (c) Distribution and Service Agreement between the Registrant and
              Prudential Securities Incorporated. Incorporated by reference to
              Exhibit 6(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

             (d) Distribution and Service Agreement between the Registrant and
              Prudential Mutual Fund Distributors, Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

             (e) Amended Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

             (f) Amended Distribution and Service Agreement between the
              Registrant and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.


              (g) Form of Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated for Class Z Shares. Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File No. 2-74139).

             (h) Restated Distribution Agreement. Incorporated by reference to
              Exhibit No. 6(h) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

        8 Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

        9. Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

       10. Opinion of Sullivan & Worcester. Incorporated by reference to Exhibit No. 10 to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

       11.   Consent of Independent Accountants.*

       13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A (File No. 2-74139).


       15. (a) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Intermediate Term Series. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 19 to the

             Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

             (b) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Money Market Series. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

             (c) Amended Distribution and Service Plan pursuant to Rule 12b-1 for Intermediate Term Series. Incorporated by reference to
              Exhibit 15(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

             (d) Amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.


       16. (a) Calculation of Yield and Total Return-Intermediate Series (Class A and Class Z Shares).*

             (b) Calculation of Yield and Total Return-Money Market Series (Class A and Class Z Shares).*


       17.   Financial Data Schedule.*

       18. (a) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to Exhibit 18 to Post Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.


             (b) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money
              Market Series and Short Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).


-----------
* Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
     No person is controlled by or under common control with the Registrant.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

     As of January 9, 1998 the Registrant had 74,464 and 4 record holders of its Class A and Class Z shares, respectively, of the Money Market Series, 10,712 and 2 record holders of its Class A and Class Z shares of the U.S. Treasury Money Market Series and 9,936 and 4 record holders of its Class A and Class Z shares, respectively of the Short-Intermediate Term Series.



ITEM 27. INDEMNIFICATION.
     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and pursuant to Article V of the Fund's Declaration of Trust with respect to trustees and officers and
Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), trustees, officers, employees and agents of the Trust may be indemnified against certain liabilities in connection with the Trust, and pursuant to
Section 9 of the Distribution Agreements (Exhibits 6(e) and 6(f) to the Registration Statement), Prudential Securities Incorporated and Prudential Mutual Fund Distributors, Inc., as distributors of the Trust, may be indemnified against certain liabilities which they may incur. Such Article V of the Declaration of Trust, Article VII of the By-Laws, as amended and Section 9 of the Distribution Agreements are hereby incorporated by reference in their entirety.
     The Trust has purchased an insurance policy insuring its officers and trustees against certain liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Trust against the cost of indemnification payments to officers and trustees under certain circumstances.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with

Release No. 11330 of the Securities and Exchange Commission under the Investment Company Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments Fund Management LLC

     See "How the Trust Is Managed" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.
     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).


     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.





NAME AND ADDRESS     POSITION WITH PIFM              PRINCIPAL OCCUPATIONS
-------------------- ------------------------------- ---------------------------------------------------------------------
Thomas A. Early      Executive Vice President,       Vice President and General Counsel, PMF&A; Executive Vice President,
                     Secretary and General           Secretary and General Counsel, PIFM
                     Counsel
Robert F. Gunia      Executive Vice President        Comptroller, Prudential Investments; Executive Vice President and
                     and Treasurer                   Treasurer, PIFM; Senior Vice President, Prudential Securities
Neil A. McGuinness   Executive Vice President        Executive Vice President and Director of Marketing, PMF&A; Executive
                                                     Vice President, PIFM
Brian Storms         Officer-in-Charge, President,   President, Prudential Mutual Funds & Annuities (PMF&A);
                     Chief Executive Officer and     Officer-in-Charge, President, Chief Executive Officer and Chief
                     Chief Operating Officer         Operating Officer, PIFM
Robert J. Sullivan   Executive Vice President        Executive Vice President, PMF&A; Executive Vice President, PIFM



     (b) The Prudential Investment Corporation (PIC). See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of the Regtistration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Reistration Statement.

     The business and other connections of PIC's directors and executiveofficers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.





NAME AND ADDRESS       POSITION WITH PIC        PRINCIPAL OCCUPATIONS
---------------------- ------------------------ --------------------------------------------------------------------
E. Michael Caulfield   Chairman of the Board,   Chief Executive Officer of Prudential Investments of The Prudential
                       President and Chief      Insurance Company of America (Prudential)
                       Executive Officer and
                       Director
Jonathan M. Greene     Senior Vice President    President-Investment Management of Prudential Investments of
                       and Director             Prudential
John R. Strangfeld     Vice President and       President of Private Asset Management Group of Prudential
                       Director


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Prudential Securities Incorporated


     Prudential Securities Incorporated is distributor for Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential Money Mart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc.,

Prudential Special Money Market Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), The BlackRock Government Income Trust and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


            Corporate Investment Trust Fund
            Prudential Equity Trust Shares
            National Equity Trust
            Prudential Unit Trusts
            Government Securities Equity Trust
            National Municipal Trust

   (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.



                              POSITIONS AND                                 POSITIONS AND
                              OFFICES WITH                                  OFFICES WITH
NAME(1)                       UNDERWRITER                                   REGISTRANT
---------------------------   -------------------------------------------   --------------
Alan D. Hogan  ............   Executive Vice President, Chief               None
                              Administrative Officer and Director
George A. Murray  .........   Executive Vice President and Director         None
Leland B. Paton   .........   Executive Vice President and Director         None
One New York Plaza
Director New York, NY
Martin Pfinsgraff .........   Executive Vice President, Chief Financial     None
                              Officer and Director
Vincent T. Pica, II  ......   Executive Vice President and Director         None
One New York Plaza
New York, NY
Hardwick Simmons  .........   Chief Executive Officer, President            None
                              and Director
Lee B. Spencer ............   General Counsel, Executive Vice               None
                              President, Secretary and Director
Brian Storms   ............   Director                                      None
Gateway Center Three
Newark, NJ



     (1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


       (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway
Center Three, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 31. MANAGEMENT SERVICES
     Other than as set forth under the captions "How the Trust Is
Managed-Manager" and "How the Trust Is Managed-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS
     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of New York, and State of New York, on the 2nd day of February, 1998.



                                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                  By /s/ Richard A. Redeker
                                  -------------------
                                  (RICHARD A. REDEKER, PRESIDENT)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




           SIGNATURE                          TITLE                     DATE
--------------------------------   ----------------------------   -----------------
/s/ Edward D. Beach                Trustee                        February 2, 1998
------------------------------
  EDWARD D. BEACH

/s/ Eugene C. Dorsey               Trustee                        February 2, 1998
------------------------------
  EUGENE C. DORSEY

/s/ Delayne Dedrick Gold           Trustee                        February 2, 1998
------------------------------
  DELAYNE DEDRICK GOLD

/s/ Robert F. Gunia                Vice President and Trustee     February 2, 1998
------------------------------
  ROBERT F. GUNIA

/s/ Harry A. Jacobs, Jr.           Trustee                        February 2, 1998
------------------------------
  HARRY A. JACOBS, JR.

/s/ Mendel A. Melzer               Trustee                        February 2, 1998
------------------------------
  MENDEL A. MELZER

/s/ Thomas T. Mooney               Trustee                        February 2, 1998
------------------------------
  THOMAS T. MOONEY

/s/ Thomas H. O'Brien              Trustee                        February 2, 1998
------------------------------
  THOMAS H. O'BRIEN

/s/ Richard A. Redeker             President and Trustee          February 2, 1998
------------------------------
  RICHARD A. REDEKER

/s/ Nancy Hays Teeters             Trustee                        February 2, 1998
------------------------------
  NANCY HAYS TEETERS

/s/ Louis A. Weill, III            Trustee                        February 2, 1998
------------------------------
  LOUIS A. WEILL, III

/s/ Grace Torres                   Principal Financial and        February 2, 1998
------------------------------
  GRACE TORRES                     Accounting Officer


                                 EXHIBIT INDEX

 1. (a) Declaration of Trust, as amended and restated on September 6, 1988, of the Registrant.*

  (b) Amendment to Declaration of Trust, dated March 1, 1991.*

  (c) Amended Certificate of Designation dated July 27, 1995. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

  (d) Amended Certificate of Designation dated January 22, 1996. Incorporated by reference to Exhibit No. 1(d) to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996 (File No. 2-74139).

  (e) Form of Amended certificate of designation dated February 21, 1997. Incorporated by reference to Exhibit No. 1(e) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

 2. By-Laws of the Registrant.*

 4. (a) Specimen certificate for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to
    Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A (File No. 2-74139).

    (b) Specimen certificate for shares of beneficial interest issued by the Registrant's U.S. Treasury Money Market Series. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A (File No. 2-74139).

    (c) Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

 5. (a) Management Agreement dated August 9, 1988, as amended on November 19, 1993, between the Registrant and Prudential Mutual Fund Management,
    Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

    (b) Subadvisory Agreement dated August 9, 1988, between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*

 6. (a) Distribution and Service Agreement, dated July 23, 1982, as amended on July 1, 1993 between the Registrant and Prudential Securities
    Incorporated. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 19 to the Registration Statement filed filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

    (b) Distribution and Service Agreement, as amended on July 1, 1993, between the Registrant (U.S. Treasury Money Market Series and Money Market Series) and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to
    Exhibit 6(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

    (c) Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    (d) Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to
     Exhibit 6(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    (e) Amended Distribution and Service Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    (f) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc. Incorporated by reference to
    Exhibit 6(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

  (g) Form of Distribution and Service Agreement between Registrant and Prudential Securities Incorporated for Class Z Shares. Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on October 20, 1995 (File No. 2-74139).

   (h) Restated Distribution Agreement. Incorporated by reference to Exhibit No. 6(h) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR filed on February 4, 1997 (File No. 2-74139).

 8. Custodian Agreement between the Registrant and State Street Bank and Trust Company.*

 9. Transfer Agency Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

10. Opinion of Sullivan & Worcester. Incorporated by reference Exhibit No. 10 to Post-Effective Amendment No. 26 to the Registration Statement filed on form N-1A via EDGAR on February 4, 1997 (File No. 2-74139).

11. Consent of Independent Accountants.*

13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-1A(File No. 2-74139).

15. (a) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Intermediate Term Series. Incorporated by reference to
    Exhibit 15(a) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

    (b) Distribution and Service Plan pursuant to Rule 12b-1 as amended on July 1, 1993 for the Money Market Series. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 19 to the Registration Statement filed on Form N-1A via EDGAR on January 27, 1994 (File No. 2-74139).

    (c) Amended Distribution and Service Plan pursuant to Rule 12b-1 for Intermediate Term Series. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.

    (d) Amended Distribution and Service Plan pursuant to Rule 12b-1 for U.S. Treasury Money Market Series and Money Market Series. Incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on June 1, 1995.


16. (a) Calculation of Yield and Total Return-Intermediate Series (Class A and Class Z Shares).*

    (b) Calculation of Yield and Total Return-Money Market Series (Class A and Class Z Shares).*


17. Financial Data Schedule.*

18. (a) Rule 18f-3 Plan for Money Market Series. Incorporated by reference to
    Exhibit 18 to Post Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on January 25, 1996.

    (b) Rule 18f-3 Plan for Money Market Series, U.S. Treasury Money Market Series and Short Intermediate Term Series. Incorporated by reference to Exhibit No. 18(b) to Post-Effective Amendment No. 26 to the Registration Statement filed on Form N-1A via EDGAR on February 4, 1997
    (File No. 2-74139).


-----------
* Filed herewith.